================================================================================



                                   $75,000,000


                                CREDIT AGREEMENT

                           DATED AS OF AUGUST 1, 1996

                                      AMONG

                              CKE RESTAURANTS, INC.

                                   AS BORROWER

                                       AND

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN

                               AS INITIAL LENDERS

                                       AND

                           NATIONSBANK OF TEXAS, N.A.

                                    AS AGENT


================================================================================

                                TABLE OF CONTENTS

Section                                                                                           Page
- -------                                                                                           ----

                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01.  Certain Defined Terms...............................................................  1
SECTION 1.02.  Computation of Time Periods......................................................... 17
SECTION 1.03.  Accounting Terms.................................................................... 17
SECTION 1.04.  Other Definitional Provisions....................................................... 17

                                   ARTICLE II
                        AMOUNTS AND TERMS OF THE ADVANCES

SECTION 2.01.  The Advances........................................................................ 17
                     (a)     The Term Advances..................................................... 17
                     (b)     Revolving A Advances.................................................. 18
                     (c)     Revolving B Advances.................................................. 18
SECTION 2.02.  Making the Advances................................................................. 18
                     (a)     Initial Borrowings.................................................... 18
                     (b)     Subsequent Revolving Borrowings....................................... 18
                     (c)     Advances by Lenders................................................... 19
                     (d)     Disbursement of Advances.............................................. 19
                     (e)     Nature of Lenders' Obligations........................................ 19
SECTION 2.03.  Repayment; Conversion of Revolving B Advances....................................... 19
                     (a)     Term Advances......................................................... 19
                     (b)     Revolving A Advances.................................................. 20
                     (c)     Revolving B Advances.................................................. 20
                     (d)     L/C Advances.......................................................... 20
SECTION 2.04.  Reduction of the Revolving Commitments.............................................. 20
                     (a)     Optional Reductions................................................... 20
                     (b)     Mandatory Reductions of the L/C Sublimit.............................. 21
SECTION 2.05.  Prepayments......................................................................... 21
                     (a)     Optional Prepayments.................................................. 21
                     (b)     Mandatory Prepayments................................................. 21
                     (c)     Interest Payable on Amounts Prepaid................................... 22
SECTION 2.06.  Interest............................................................................ 22
                     (a)     Interest on Base Rate Advances........................................ 22
                     (b)     Interest Periods for Eurodollar Rate Advances......................... 22
                     (c)     Interest on Eurodollar Rate Advances.................................. 23
                     (d)     Default Interest...................................................... 24
                     (e)     Suspension of Eurodollar Rate Advances................................ 24
SECTION 2.07.  Fees................................................................................ 25
                     (a)     Commitment Fees....................................................... 25
                     (b)     Upfront Fees.......................................................... 25
                     (c)     Agent's Fees.......................................................... 25
                     (d)     Absolute Obligation................................................... 25

Section                                                                                           Page
- -------                                                                                           ----
SECTION 2.08.  Increased Costs, Etc................................................................ 26
                     (a)     Increased Costs....................................................... 26
                     (b)     Capital Requirements.................................................. 26
SECTION 2.09.  Payments and Computations........................................................... 26
                     (a)     Payments by Borrower.................................................. 26
                     (b)     Computations.......................................................... 27
                     (c)     Payments Assumed...................................................... 27
                     (d)     Application of Payments Specified by the Borrower..................... 27
                     (e)     Application of Payments Not Otherwise Specified....................... 27
                     (f)     Payments on Business Days............................................. 27
                     (g)     Payments From Borrower's Accounts..................................... 28
                     (h)     Certain Terms......................................................... 28
SECTION 2.10.  Taxes............................................................................... 28
                     (a)     Withholding Taxes..................................................... 28
                     (b)     Other Taxes........................................................... 28
                     (c)     Indemnification....................................................... 28
                     (d)     Evidence of Payment................................................... 28
                     (e)     Foreign Lenders....................................................... 29
                     (f)     Failure to Provide Forms.............................................. 29
                     (g)     Change of Applicable Lending Office................................... 29
                     (h)     Survival.............................................................. 29
SECTION 2.11.  Sharing of Payments, Etc............................................................ 30
SECTION 2.12.  Use of Proceeds..................................................................... 30
SECTION 2.13.  Evidence of Debt.................................................................... 30
                     (a)     Maintenance of Accounts by Lenders.................................... 30
                     (b)     Maintenance of Accounts by Agent...................................... 30

                                   ARTICLE III
                     AMOUNTS AND TERMS OF LETTERS OF CREDIT

SECTION 3.01.  The Letter of Credit Subfacility.................................................... 31
SECTION 3.02.  Issuance of Letters of Credit....................................................... 31
                     (a)     Notice of Issuance.................................................... 31
                     (b)     Conditions to Issuance................................................ 31
                     (c)     Reports by Issuing Banks.............................................. 32
SECTION 3.03.  Drawing and Reimbursement........................................................... 32
SECTION 3.04.  Obligations Absolute................................................................ 32
SECTION 3.05.  Letter of Credit Compensation....................................................... 33
SECTION 3.06.  Use of Letters of Credit............................................................ 34

                                   ARTICLE IV
                              CONDITIONS OF LENDING

SECTION 4.01.  Conditions Precedent to Initial Borrowing........................................... 34
SECTION 4.02.  Conditions Precedent to Each Borrowing and Issuance................................. 36
SECTION 4.03.  Additional Conditions Precedent to each Revolving B Advance......................... 36
SECTION 4.04.  Determinations Under Section 4.01 and 4.03.......................................... 38

Section                                                                                           Page
- -------                                                                                           ----

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES
SECTION 5.01.  Representations and Warranties of the Borrower...................................... 38
                     (a)     Incorporation, Qualification, Corporate Power and Authority........... 38
                     (b)     Capital Stock......................................................... 38
                     (c)     Authorization; No Conflict or Violation; Compliance with Laws......... 38
                     (d)     Approvals and Consents................................................ 39
                     (e)     Enforceability........................................................ 39
                     (f)     Financial Statements.................................................. 39
                     (g)     Disclosure............................................................ 40
                     (h)     Litigation............................................................ 40
                     (i)     Use of Proceeds....................................................... 40
                     (j)     Pension Plans......................................................... 40
                     (k)     No Adverse Conditions................................................. 41
                     (l)     Compliance with Environmental Laws.................................... 41
                     (m)     No Burdensome Agreements.............................................. 42
                     (n)     Tax Information....................................................... 42
                     (o)     No Investment Company................................................. 42
                     (p)     Solvency.............................................................. 42
                     (q)     Debt of the Borrower and its Subsidiaries............................. 43
                     (r)     Investments........................................................... 43
                     (s)     Other Agreements...................................................... 43

                                   ARTICLE VI
                            COVENANTS OF THE BORROWER

SECTION 6.01.  Affirmative Covenants............................................................... 43
                     (a)     Compliance with Laws, Etc............................................. 43
                     (b)     Payment of Taxes, Etc................................................. 43
                     (c)     Compliance with Environmental Laws.................................... 43
                     (d)     Maintenance of Insurance.............................................. 44
                     (e)     Preservation of Corporate Existence, Etc.............................. 44
                     (f)     Visitation Rights..................................................... 44
                     (g)     Keeping of Books...................................................... 44
                     (h)     Maintenance of Properties, Etc........................................ 44
                     (i)     Compliance with Terms of Leaseholds................................... 44
                     (j)     Performance of Related Documents...................................... 44
                     (k)     Transactions with Affiliates.......................................... 45
                     (l)     Additional Loan Parties............................................... 44
SECTION 6.02.  Negative Covenants.................................................................. 45
                     (a)     Liens, Etc............................................................ 45
                     (b)     Debt.................................................................. 46
                     (c)     Lease Obligations..................................................... 47
                     (d)     Mergers, Etc.......................................................... 47
                     (e)     Sales, Etc. of Assets................................................. 47
                     (f)     Acquisitions; Investments in Other Persons............................ 48
                     (g)     Dividends, Etc........................................................ 49
                     (h)     Change in Nature of Business.......................................... 50
                     (i)     Charter Amendments.................................................... 50

Section                                                                                           Page
- -------                                                                                           ----
                     (j)     Accounting Changes.................................................... 50
                     (k)     Prepayments, Etc. of Debt............................................. 50
                     (l)     Payment Restrictions Affecting Subsidiaries........................... 50
                     (m)     Partnerships.......................................................... 50
SECTION 6.03.  Reporting Requirements.............................................................. 50
                     (a)     Default Notice........................................................ 50
                     (b)     Quarterly Financials.................................................. 51
                     (c)     Annual Financials..................................................... 51
                     (d)     Annual Forecasts...................................................... 51
                     (e)     ERISA Events.......................................................... 51
                     (f)     Plan Terminations..................................................... 52
                     (g)     Plan Annual Reports................................................... 51
                     (h)     Multiemployer Plan Notices............................................ 52
                     (i)     Litigation............................................................ 52
                     (j)     Press Releases; Securities Reports.................................... 52
                     (k)     Creditor Reports...................................................... 52
                     (l)     Environmental Conditions.............................................. 52
                     (m)     Other Information..................................................... 53
SECTION 6.04.  Financial Covenants................................................................. 52
                     (a)     Consolidated Tangible Net Worth....................................... 52
                     (b)     Leverage Ratio........................................................ 53
                     (c)     Fixed Charge Coverage Ratio........................................... 53
                     (d)     Consolidated Funded Debt to Consolidated Total
                             Capitalization Ratio.................................................. 53
                     (e)     Capital Expenditures.................................................. 53

                                   ARTICLE VII
                                EVENTS OF DEFAULT

SECTION 7.01.  Events of Default................................................................... 53
SECTION 7.02.  Actions in Respect of the Letters of Credit Upon Default............................ 56

                                  ARTICLE VIII
                                    THE AGENT

SECTION 8.01.  Authorization and Action............................................................ 56
SECTION 8.02.  Agent's Reliance, Etc............................................................... 57
SECTION 8.03.  NationsBank and Affiliates.......................................................... 57
SECTION 8.04.  Lender Credit Decision.............................................................. 57
SECTION 8.05.  Indemnification..................................................................... 57
SECTION 8.06.  Successor Agents.................................................................... 58

                                   ARTICLE IX
                                  MISCELLANEOUS

SECTION 9.01.  Amendments, Etc..................................................................... 58
SECTION 9.02.  Notices, Etc........................................................................ 59
SECTION 9.03.  No Waiver; Remedies................................................................. 59
SECTION 9.04.  Costs and Expenses.................................................................. 59
SECTION 9.05.  Right of Set-off.................................................................... 60
SECTION 9.06.  Binding Effect...................................................................... 60

Section                                                                                           Page
- -------                                                                                           ----

SECTION 9.07.  Assignments and Participations...................................................... 61
SECTION 9.08.  Governing Law....................................................................... 63
SECTION 9.09.  Execution in Counterparts........................................................... 63
SECTION 9.10.  Confidentiality..................................................................... 63
SECTION 9.11.  Waiver of Jury Trial................................................................ 63

                             SCHEDULES AND EXHIBITS

SCHEDULES
- ---------
Schedule I                     Commitments, Etc.
Schedule 1.01(a)               Existing Letters of Credit
Schedule 4.01(a)               Surviving Debt
Schedule 5.01(b)               Capital Stock
Schedule 5.01(n)               Open Years
Schedule 5.01(q)               Existing Debt
Schedule 5.01(r)               Existing Investments
Schedule 5.01(s)               Certain Agreements, Etc.
Schedule 6.02(a)               Existing Liens


EXHIBITS
- --------
Exhibit A                      Form of Assignment and Acceptance
Exhibit B                      Form of Notice of Borrowing
Exhibit C                      Form of Notice of Issuance
Exhibit D-1                    Form of Revolving A Note
Exhibit D-2                    Form of Revolving B Note
Exhibit D-3                    Form of Term Note
Exhibit E                      Form of Guaranty
Exhibit F                      Form of Opinion of Borrower's Counsel
Exhibit G                      Form of Amendment to Guaranty

                                CREDIT AGREEMENT


                  CREDIT AGREEMENT dated as of August 1, 1996, among CKE RESTAURANTS, INC., a Delaware corporation (the "BORROWER"), the financial institutions and other entities listed on the signature pages hereof as Lenders (the "INITIAL LENDERS"), and NATIONSBANK OF TEXAS, N.A. ("NATIONSBANK"), as L/C Bank (as hereinafter defined) and as agent (in such capacity, together with any successor in such capacity appointed pursuant to Article VIII, the "AGENT") for the Lenders and the Issuing Banks hereunder.

                             PRELIMINARY STATEMENTS

                  (1) The Borrower has requested, on the terms and conditions set forth herein, (a) that the Lenders make Revolving A Advances (as hereinafter defined) to the Borrower from time to time in an aggregate principal amount not to exceed at any time outstanding the aggregate Revolving A Commitments (as hereinafter defined) of the Lenders (less the aggregate amount of Letter of Credit Obligations (as hereinafter defined) outstanding at such time), (b) that the Lenders make Revolving B Advances (as hereinafter defined) to the Borrower from time to time in an aggregate principal amount not to exceed at any time outstanding the aggregate Revolving B Commitments (as hereinafter defined) of the Lenders, (c) that the Lenders make Term Advances (as hereinafter defined) to the Borrower on the Closing Date (as hereinafter defined) in an aggregate principal amount not to exceed the aggregate Term Commitments (as hereinafter defined) of the Lenders, and (d) that the L/C Bank issue Letters of Credit (as hereinafter defined) for the account of the Borrower from time to time in an aggregate Available Amount (as hereinafter defined) not to exceed at any time outstanding the L/C Sublimit (as hereinafter defined).

                  (2) Subject to the terms and conditions set forth in this Agreement, (a) the Lenders have agreed severally to make such Revolving A Advances, Revolving B Advances and Term Advances to the Borrower, and (b) the L/C Bank has agreed to issue such Letters of Credit.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.01. CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "ACQUISITION" means the acquisition, in one transaction or a series of transactions, by the Borrower or any of its Subsidiaries of (i) greater than 50% of the Voting Stock, partnership or other equity interests of any Person, or (ii) all or substantially all of the assets of any other Person or of any division or business of any other Person.

                  "ADVANCE" means a Term Advance, a Revolving Advance or an L/C Advance.

                  "ADDITIONAL INVESTMENT AMOUNT" means (a) prior to the repayment in full of the Term Advances, zero, and (b) after the repayment in full of the Term Advances, the aggregate amount of Net Cash Proceeds received by the Borrower after the date hereof and prior to the Revolving B Advance Conversion Date from the sale or issuance of the Borrower's capital stock, minus the amount of such Net Cash Proceeds, if any, required to be applied to prepay the Term Advances pursuant to Section 2.05(b)(iii).

                  "AFFILIATE" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 10% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

                  "AGENT" has the meaning specified in the recital of parties to this Agreement.

                  "AGENT'S ACCOUNT" means the account of the Agent maintained by the Agent with NationsBank at its office at 901 Main Street, Dallas, Texas 75202, Account No. 129-2000-883, Attention: Marie Lancaster, Reference: CKE Restaurants, Inc.

                  "APPLICABLE LENDING OFFICE" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

                  "APPLICABLE MARGIN" means with respect to any Base Rate Advances or Eurodollar Rate Advances, a percentage per annum determined by reference to the applicable Leverage Ratio as set forth below for each Interest Type of Advance:

                                        Base Rate            Eurodollar Rate
           Leverage Ratio               Advances                Advances
           --------------               --------                --------
less than 4.00:1.0                        0.00%                   1.25%

4.00:1.0 or greater, but less             0.00%                   1.50%
than 4.50:1.0

4.50:1.0 or greater                       0.25%                   1.75%


provided, however, that, notwithstanding the foregoing, for purposes of determining the Applicable Margin, the Leverage Ratio shall be deemed to be (i) greater than or equal to 4.50 to 1.0 at all times when a Default has occurred and is continuing based on the Borrower's failure to deliver any financial statement or compliance certificate as and when required pursuant to Sections 6.03(b) or 6.03(c), as applicable, and (ii) 4.00 to 1.0 or greater but less than
4.50 to 1.0 at all times prior to the receipt by the Agent of the financial statements and compliance certificate required by Section 6.03(b) for the fiscal quarter of the Borrower ending November 4, 1996 (except that this clause (ii) shall not be applicable if the foregoing clause (i) is applicable or the actual Leverage Ratio is 4.50:1.0 or greater). For purposes of this Agreement, any change in the Applicable Margin based on a change in the Leverage Ratio shall be effective three Business Days after the date of receipt by the Agent of the financial statements and compliance certificate required by Sections 6.03(b) or 6.03(c), as applicable, reflecting such change.

                  "ARRANGER" means NationsBanc Capital Markets, Inc.

                  "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Agent, in accordance with Section 9.07 and in substantially the form of Exhibit A hereto.

                  "AVAILABLE AMOUNT" of any Letter of Credit means, at any time, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

                  "BASE RATE" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of: (a) the rate of interest announced publicly by NationsBank from time to time as NationsBank's prime rate; and (b) 1/2 of one percent per annum above the Federal Funds Rate.

                  "BASE RATE ADVANCE" means an Advance that bears interest as provided in Section 2.06(a)(i).

                  "BORROWER" has the meaning set forth in the recital of parties to this Agreement.

                  "BORROWER'S ACCOUNT" means the account of the Borrower maintained by the Borrower with NationsBank at its office at 901 Main Street, Dallas, Texas 75202, Account No. 375 06 33478.

                  "BORROWING" means a Term Borrowing or a Revolving Borrowing.

                  "BUSINESS DAY" means a day of the year on which banks are not required or authorized by law to close in Los Angeles, California or Dallas, Texas and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

                  "CAPITAL EXPENDITURES" means, for any period, the sum, without duplication, of (a) all expenditures during such period for equipment, fixed assets, real property or improvements (excluding any such equipment, assets or property acquired in a Permitted Acquisition), or for replacements or substitutions therefor or additions thereto, that have a useful life of more than one year plus (b) the aggregate principal amount of all Debt (including the principal component of obligations under Capitalized Leases) assumed or incurred in connection with any such expenditures.

                  "CAPITALIZED LEASES" has the meaning specified in clause (e) of the definition of Debt.

                  "CASH EQUIVALENTS" means any of the following, to the extent owned by the Borrower free and clear of all Liens and having a maturity of not greater than 180 days (unless otherwise specified) from the date of acquisition thereof: (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, in each case having a maturity of not greater than 360 days from the date of acquisition thereof, (b) insured certificates of deposit of or time deposits with any commercial bank that (i) is a Lender or a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c), (iii) is organized under the laws of the United States or any State thereof and (iv) has combined capital and surplus of at least $1 billion or (c) commercial paper (other than commercial paper issued by or on behalf of the Borrower or any of its Affiliates) in an aggregate amount of no more than $5,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-2" (or the then equivalent grade) by Moody's Investors Services or "A-2" (or the then equivalent grade) by Standard & Poor's Ratings Group.

                  "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended or supplemented from time to time, and the regulations promulgated pursuant thereto.

                  "CLOSING DATE" means the date on which each of the conditions in Section 4.01 is satisfied or waived.

                  "COMMITMENT" means a Term Commitment or a Revolving
Commitment.

                  "COMMITMENT FEE PERCENTAGE" means a percentage per annum determined by reference to the Leverage Ratio as set forth below:

                                           Commitment Fee
Leverage Ratio                               Percentage
- --------------                               ----------
less than 4.00:1.0                             0.25%

4.00:1.0 or greater                            0.375%
but less than 4.50:1.0

4.50:1.0 or greater                            0.50%


provided, however, that, notwithstanding the foregoing, for purposes of determining the Commitment Fee Percentage, the Leverage Ratio shall be deemed to be (i) greater than or equal to 4.50 to 1.0 at all times when a Default has occurred and is continuing based on the Borrower's failure to deliver any financial statement or compliance certificate as and when required pursuant to Sections 6.03(b) or 6.03(c), as applicable, and (ii) 4.00 to 1.0 or greater but less than 4.50 to 1.0 at all times prior to the receipt by the Agent of the financial statements and compliance certificate required by Section 6.03(b) for the fiscal quarter of the Borrower ending November 4, 1996 (except that this clause (ii) shall not be applicable if the foregoing clause (i) is applicable or the actual Leverage Ratio is 4.50 to 1.0 or greater). For purposes of this Agreement, any change in the Commitment Fee Percentage based on a change in the Leverage Ratio shall be effective three Business Days after the date of receipt by the Agent of the financial statements and compliance certificate required by Sections 6.03(b) or 6.03(c), as applicable, reflecting such change.

                  "CONFIDENTIAL INFORMATION" means information that the Borrower furnishes to the Agent or any Lender in a writing designated as confidential, but does not include any such information that is or becomes generally available to the public other than as a result of a breach by the Agent or any Lender of its obligations hereunder or that is or becomes available to the Agent or such Lender from a source other than the Borrower.

                  "CONTROLLING STOCKHOLDERS" means (i) William P. Foley II, (ii) Cannae Limited Partnership, a Nevada limited partnership, (iii) Fidelity National Financial, Inc., a Delaware corporation, and (iv) any other Person that, directly or indirectly, controls, is controlled by or is under common control with any of the foregoing. For purposes of this definition, the term "control" (including the terms "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

                  "CONSOLIDATED" refers to the consolidation of accounts in accordance with GAAP.

                  "CONSOLIDATED FUNDED DEBT" means, as of any time of determination, all Funded Debt of the Borrower and its Subsidiaries at such time determined on a Consolidated basis.

                  "CONSOLIDATED NET INCOME" means, for any period, the net earnings (or loss) after taxes of the Borrower and its Subsidiaries on a Consolidated basis determined for such period in conformity with GAAP.

                  "CONSOLIDATED TANGIBLE NET WORTH" means the excess of (i) the total assets of the Borrower and its Subsidiaries determined on a Consolidated basis in accordance with GAAP minus goodwill and any other items that are classified as intangibles in accordance with GAAP, over (ii) all liabilities of the Borrower and its Subsidiaries determined on a Consolidated basis in accordance with GAAP.

                  "CONSOLIDATED TOTAL CAPITALIZATION" means, at any time of determination, the sum of (i) Consolidated Funded Debt, and (ii) Consolidated Tangible Net Worth, in each case, as of such time.

                  "CONVERSION", "CONVERT" and "CONVERTED" each refer to a conversion of Advances of one Interest Type into Advances of the other Interest Type pursuant to Section 2.06.

                  "CONVERTED REVOLVING B ADVANCE" has the meaning specified in
Section 2.03(c).

                  "CURRENCY HEDGING AGREEMENTS" means currency swap agreements, currency future or option contracts and other similar agreements.

                  "CURRENT ASSETS" of any Person means all assets of such Person that would, in accordance with GAAP, be classified as current assets of a company conducting a business the same as or similar to that of such Person, after deducting adequate reserves in each case in which a reserve is proper in accordance with GAAP.

                  "CURRENT LIABILITIES" of any Person means (a) all Debt of such Person that by its terms is payable on demand or matures within one year after the date of determination (excluding any Debt renewable or extendible, at the option of such Person, to a date more than one year from such date or arising under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date) and (b) all other items (including taxes accrued as estimated) that in accordance with GAAP would be classified as current liabilities of such Person.

                  "DEBT" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all Obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of such Person's business), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases ("CAPITALIZED LEASES"), (f) all

Obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, valued, in the case of Redeemable Preferred Stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all Obligations of such Person in respect of Hedge Agreements,
(i) all Debt of others referred to in clauses (a) through (h) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss,
(iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, and (j) all Debt referred to in clauses (a) through (h) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt (it being understood that for purposes of this clause (j) the principal amount of such Debt attributed to such Person shall be the fair market value of such property).

                  "DEFAULT" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  "DEFAULT RATE" has the meaning set forth in Section 2.06(d).

                  "DESIGNATED INVESTMENT" means any Investment made after the date hereof in a Person engaged, at the time of such Investment, primarily in the business that the Borrower is engaged in on the date hereof.

                  "DOMESTIC LENDING OFFICE" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

                  "EBITDAR" means, for any period, net income (or net loss) plus, to the extent deducted in determining such net income (or net loss), the sum of (a) interest expense, (b) income tax expense, (c) depreciation expense,
(d) amortization expense, and (e) rent expense, in each case determined in accordance with GAAP for such period.

                  "ELIGIBLE ASSIGNEE" means (a) any Lender and any Affiliate of any Lender, and (b) any commercial bank, savings and loan association, savings bank, finance company, insurance company, mutual fund or other financial institution, fund or investor which has been approved in writing (or, in the case of the Borrower, deemed approved as provided below) by the Borrower (except that no such approval of the Borrower shall be required if an Event of Default has occurred and is continuing) and the Agent as an Eligible Assignee for purposes of this Agreement, provided that in each such case such approval shall not be unreasonably withheld, and provided, further, that if the Borrower is requested at any time to approve any Person as an Eligible Assignee hereunder and the Agent has not received written notice from the Borrower, within three Business Days of such request, that the Borrower does not approve such Person as an Eligible Assignee, the Borrower shall be deemed to have approved such Person as an Eligible Assignee.

                  "ENVIRONMENTAL ACTION" means any administrative, regulatory or judicial action, suit, demand, demand letter, claim, notice of non-compliance or violation, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law or any Environmental Permit including, without limitation, (a) any claim by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (b) any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

                  "ENVIRONMENTAL LAW" means any federal, state or local law, rule, regulation, order, writ, judgment, injunction, decree, determination or award relating to the environment, health, safety or Hazardous Materials, including, without limitation, CERCLA, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Clean Air Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide and Rodenticide Act and the Occupational Safety and Health Act.

                  "ENVIRONMENTAL PERMIT" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "ERISA AFFILIATE" of any Person means any other Person that for purposes of Title IV of ERISA is a member of such Person's controlled group, or under common control with such Person, within the meaning of Section 414 of the Internal Revenue Code.

                  "ERISA EVENT" with respect to any Person means (a) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan of such Person or any of its ERISA Affiliates unless the 30-day notice requirement with respect to such event has been waived by the PBGC; (b) the provision by the administrator of any Plan of such Person or any of its ERISA Affiliates of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (c) the cessation of operations at a facility of such Person or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA; (d) the withdrawal by such Person or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (e) the failure by such Person or any of its ERISA Affiliates to make a payment to a Plan required under Section 302(f)(1) of ERISA; (f) the adoption of an amendment to a Plan of such Person or any of its ERISA Affiliates requiring the provision of security to such Plan, pursuant to
Section 307 of ERISA; or (g) the institution by the PBGC of proceedings to terminate a Plan of such Person or any of its ERISA Affiliates, pursuant to
Section 4042 of ERISA, or the occurrence of any event or condition described in
Section 4042 of ERISA that could constitute grounds for the termination of, or the appointment of a trustee to administer, such Plan.

                  "EUROCURRENCY LIABILITIES" has the meaning specified in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "EURODOLLAR LENDING OFFICE" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its

Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

                  "EURODOLLAR RATE" means, for any Eurodollar Rate Advance for any Interest Period therefor, an interest rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the rate per annum obtained by dividing (a) the rate per annum appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period. If for any reason the rate described in the foregoing clause (a) is not available at the time of determination of the Eurodollar Rate for any Eurodollar Rate Advances for any Interest Period, the term "Eurodollar Rate" shall mean, for any such Eurodollar Rate Advances for any such Interest Period therefor, an interest rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the rate per annum obtained by dividing (i) the rate per annum appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period (provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates) by (ii) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

                  "EURODOLLAR RATE ADVANCE" means an Advance that bears interest as provided in Section 2.06(a)(ii).

                  "EURODOLLAR RATE RESERVE PERCENTAGE" means, for any Interest Period for any Eurodollar Rate Advance, the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Advances is determined) having a term equal to such Interest Period.

                  "EVENTS OF DEFAULT" has the meaning specified in Section 7.01.

                  "EXCESS CASH FLOW" means, for any period, an amount equal to the sum of (i) Consolidated Net Income for such period plus (ii) the aggregate amount of all non-cash charges deducted in arriving at such Consolidated Net Income less (iii) the aggregate amount of all non-cash credits included in arriving at such Consolidated Net Income less (iv) cash Capital Expenditures of the Borrower and its Subsidiaries during such period (but only to the extent permitted under Section 6.04(e)) less (v) the amount, if any, by which the aggregate principal amount of Funded Debt (other than Debt in respect of the Revolving A Advances and, prior to the Revolving B Advance Conversion Date, the Revolving B Advances) of the Borrower and its Subsidiaries at the beginning of such period exceeds the aggregate principal amount of Funded Debt (other than Debt in respect of the Revolving A Advances and, prior to the Revolving B Advance Conversion Date, the Revolving B Advances) of the Borrower and its Subsidiaries at the end of such period.

                  "EXCLUDED RESALE" means any sale by the Borrower or any of its Subsidiaries of a retail outlet of the Borrower or such Subsidiary so long as
(i) such retail outlet was acquired by the Borrower or such Subsidiary from a franchisee with the intent of reselling such outlet, and (ii) such sale occurs within 9 months of the acquisition of such outlet by the Borrower or such Subsidiary.

                  "EXISTING CREDIT AGREEMENT" means the Business Loan Agreement dated as of October 31, 1994 among Bank of America National Trust and Savings Association, the Borrower, Carl Karcher Enterprises, Inc. and Boston Pacific, Inc., as amended to date.

                  "EXISTING ISSUING BANK" means Bank of America National Trust and Savings Association.

                  "EXISTING LETTER OF CREDIT" means each letter of credit issued for the account of the Borrower or Carl Karcher Enterprises, Inc. by the Existing Issuing Bank and identified on Schedule 1.01(a).

                  "FACILITY" means the Term Facility, the Revolving A Facility or the Revolving B Facility.

                  "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

                  "FUNDED DEBT" of any Person means Debt in respect of the Advances, in the case of the Borrower, and all other Debt of such Person that by its terms matures more than one year after the date of determination or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year after such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year after such date, including, without limitation, all amounts of Funded Debt of such Person required to be paid or prepaid within one year after the date of determination.

                  "GAAP" has the meaning specified in Section 1.03.

                  "GUARANTOR" means each Subsidiary of the Borrower that has executed the Guaranty or that has executed an amendment to the Guaranty pursuant to Section 6.01(l).

                  "GUARANTY" has the meaning specified in Section 4.01(e)(viii).

                  "HAZARDOUS MATERIALS" means (a) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and radon gas, (b) any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any Environmental Law and (c) any other substance exposure to which is regulated under any Environmental Law.

                  "HEDGE AGREEMENTS" means Interest Rate Contracts and Currency Hedging Agreements.

                  "INDEMNIFIED PARTY" has the meaning specified in Section 9.04(b).

                  "INFORMATION MEMORANDUM" means the information memorandum dated May 1996 used by the Agent in connection with the syndication of the Commitments.

                  "INITIAL LENDERS" has the meaning specified in the recital of parties to this Agreement.

                  "INSUFFICIENCY" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

                  "INTEREST PERIOD" has the meaning specified in Section
2.06(b).

                  "INTEREST RATE CONTRACTS" means interest rate swap, cap or collar agreements, interest rate future or option contracts and other similar agreements.

                  "INTEREST TYPE" refers to the distinction between Advances bearing interest at the Base Rate and Advances bearing interest at the Eurodollar Rate.

                  "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "INVESTMENT" in any Person means any loan or advance to such Person, any purchase or other acquisition of any capital stock, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs Debt of the types referred to in clauses (i) and (j) of the definition of "Debt" in respect of such Person.

                  "ISSUE" means, with respect to any Letter of Credit, either issue such Letter of Credit, extend the expiry of such Letter of Credit (other than any such extension occurring pursuant to the terms of such Letter of Credit), renew such Letter of Credit (other than any such renewal occurring pursuant to the terms of such Letter of Credit), or increase the amount of such Letter of Credit, and the terms "Issued", "Issuing", and "Issuance" shall have corresponding meanings.

                  "ISSUING BANK" means the L/C Bank and, with respect to the Existing Letters of Credit only, the Existing Issuing Bank (it being understood that, at such time as no Existing Letter of Credit remains outstanding and all Letter of Credit Obligations and other Obligations in respect of Existing Letters of Credit have been satisfied, the Existing Issuing Bank shall cease to be an Issuing Bank for purposes of this Agreement).

                  "LEASE EXPENSE AMOUNT" means, at any time of determination, the product of (i) the aggregate rent expense for the Borrower and its Subsidiaries on a Consolidated basis for the period of four consecutive fiscal quarters of the Borrower and its Subsidiaries ending as of the then most recently ended fiscal quarter multiplied by (ii) eight.

                  "LENDER PARTY" means any Lender or any Issuing Bank.

                  "LENDERS" means the Initial Lenders and each Eligible Assignee that shall become a party hereto pursuant to Section 9.07.

                  "L/C ADVANCE" means a payment made by an Issuing Bank under a Letter of Credit.

                  "L/C BANK" means NationsBank in its capacity as an Issuing
Bank.

                  "L/C CASH COLLATERAL ACCOUNT" has the meaning specified in the
Section 7.02.

                  "L/C RELATED DOCUMENTS" has the meaning specified in Section 3.04.

                  "L/C SUBLIMIT" means $20,000,000 as such amount may be reduced pursuant to Section 2.04(b).

                  "LETTER OF CREDIT" means each Existing Letter of Credit and each letter of credit issued hereunder.

                  "LETTER OF CREDIT AGREEMENT" has the meaning specified in
Section 3.02.

                  "LETTER OF CREDIT OBLIGATIONS" means, as of any date of determination with respect to any Letter of Credit, the sum of (a) the then outstanding Available Amount of such Letter of Credit, and (b) the aggregate amount of the Unreimbursed Letter of Credit Liability thereunder.

                  "LETTER OF CREDIT SUBFACILITY" has the meaning specified in
Section 3.01.

                  "LEVERAGE RATIO" means, at any time of determination, the ratio of (i) Total Adjusted Debt as of the last day of the then most recently ended fiscal quarter of the Borrower to (ii) EBITDAR of the Borrower and its Subsidiaries on a Consolidated basis for the period of four consecutive fiscal quarters of the Borrower ending as of the then most recently ended fiscal quarter of the Borrower.

                  "LIEN" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

                  "LOAN DOCUMENTS" means this Agreement, the Notes, the Guaranty and each Letter of Credit Agreement.

                  "LOAN PARTIES" means the Borrower and each Guarantor.

                  "MARGIN STOCK" has the meaning specified in Regulation U.

                  "MATERIAL ADVERSE CHANGE" means any material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower and its Subsidiaries taken as a whole.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on
(a) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower and its Subsidiaries taken as a whole,
(b) the rights and remedies of the Agent or any Lender under any Loan Document or (c) the ability of any Loan Party to perform its material Obligations under any Loan Document to which it is or is to be a party.

                  "MULTIEMPLOYER PLAN" of any Person means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which such Person or any of its ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                  "MULTIPLE EMPLOYER PLAN" of any Person means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and at least one Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "NATIONSBANK" has the meaning set forth in the recital of parties hereto.

                  "NET CASH PROCEEDS" means, with respect to any sale, lease, transfer or other disposition of any asset or the sale or issuance of any Debt or capital stock, any securities convertible into or exchangeable for capital stock or any warrants, rights or options to acquire capital stock by any Person, the aggregate amount of cash received from time to time by or on behalf of such Person in connection with such transaction after deducting therefrom only (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions and (b) the amount of taxes payable in connection with or as a result of such transaction and (c) the amount of any Debt secured by a Lien on such asset that, by the terms of such transaction, is required to be repaid upon such disposition, in each case with respect to foregoing clauses (a) and (c) to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid to a Person that is not an Affiliate and are properly attributable to such transaction or to the asset that is the subject thereof.

                  "NOTE" means a Term Note or a Revolving Note.

                  "NOTICE OF BORROWING" means a notice in substantially the form of Exhibit B.

                  "NOTICE OF ISSUANCE" means a notice in substantially the form of Exhibit C.

                  "OBLIGATION" means, with respect to any Person, any obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 7.01(f). Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

                  "OPEN YEAR" has the meaning specified in Section 5.01(n).

                  "OTHER TAXES" has the meaning specified in Section 2.10(b).

                  "PBGC" means the Pension Benefit Guaranty Corporation.

                  "PERMITTED ACQUISITION" means any non-hostile Acquisition (including the Summit Acquisition) so long as the Person acquired in connection therewith is engaged primarily in, or the assets or business acquired in connection therewith relate primarily to, the business of the Borrower on the date of this Agreement.

                  "PERMITTED ACQUISITION FINANCING" means financing for a portion of a Permitted Acquisition as disclosed to the Lenders prior to the date hereof and consisting of either (a) Debt incurred by the Borrower, any of its Subsidiaries or the Person to be acquired in such Permitted Acquisition, which Debt may be incurred in connection with such Permitted Acquisition, or
(b) a sale-leaseback transaction involving the sale for fair market value of assets of the Person to be acquired (and not any other assets of the Borrower and its Subsidiaries) with a fair market value not in excess of $15,000,000 and the lease of such assets by such Person (or by the Borrower or any of its Subsidiaries) for lease payments not exceeding $2,500,000 in any period of 12 consecutive months. The Obligations in respect of the Permitted Acquisition Financing must be incurred, if at all, on or prior to December 31, 1996. There may not be more than one Permitted Acquisition Financing during the term of this Agreement.


                  "PERMITTED LIENS" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced (or, if any such proceeding shall have been commenced, such of the following which are reserved for in an amount equal to the full amount of the related claim on the Consolidated balance sheet of the Borrower and its Subsidiaries and which are being diligently contested in good faith): (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 6.01(b) hereof; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; (d) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its intended purposes; and (e) Liens securing judgments that do not constitute an Event of Default hereunder.

                  "PERMITTED SUBORDINATED DEBT" means unsecured Debt of the Borrower (and not of any Subsidiary of the Borrower) incurred after the date hereof (i) with respect to which no principal payments are due prior to the date which is one year and one day after the Termination Date, and (ii) which is subordinated in right of payment to the Borrower's Obligations under the Loan Documents on, and is otherwise subject to, terms and conditions (including, without limitation, terms in respect of maturities, covenants, defaults and remedies and interest rates) approved in writing by the Agent and the Required Lenders.

                  "PERSON" means an individual, partnership, limited liability company, limited liability partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                  "PLAN" means a Single Employer Plan or a Multiple Employer
Plan.

                  "PREFERRED STOCK" means, with respect to any corporation, capital stock issued by such corporation that is entitled to a preference or priority over any other capital stock issued by such corporation upon any distribution of such corporation's assets, whether by dividend or upon liquidation.

                  "PRO RATA SHARE" of any amount means, with respect to any Lender at any time, the product of (a) a fraction the numerator of which is such Lender's Revolving A Commitment (without giving effect to any termination thereof pursuant to Section 7.01) at such time and the denominator of which is the Revolving A Facility (without giving effect to any termination of Commitments pursuant to Section 7.01) at such time times (b) such amount.

                  "REDEEMABLE" means, with respect to any capital stock, Debt or other right or Obligation, any such right or Obligation that (a) the issuer has undertaken to redeem at a fixed or determinable date or dates, whether by operation of a sinking fund or otherwise, or upon the occurrence of a condition not solely within the control of the issuer or (b) is redeemable at the option of the holder.

                  "REGISTER" has the meaning specified in Section 9.07(c).

                  "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "RELATED DOCUMENTS" means each of the documents and instruments related to any Permitted Acquisition.

                  "REQUIRED LENDERS" means at any time Lenders owed or holding greater than 66-2/3% of the sum of (a) the aggregate principal amount of the Advances outstanding at such time and (b) the aggregate Available Amount of all Letters of Credit outstanding at such time, or, if no such principal amount and no Letters of Credit are outstanding at such time, Lenders holding greater than 66-2/3% of the aggregate Commitments under all the Facilities at such time. For purposes of this definition, the Available Amount of each Letter of Credit shall be considered to be owed to the Lenders ratably in accordance with their respective Revolving A Commitments.

                  "REVOLVING ADVANCE" means a Revolving A Advance or a Revolving B Advance.

                  "REVOLVING A ADVANCE" has the meaning specified in Section 2.01(b).

                  "REVOLVING B ADVANCE" has the meaning specified in Section 2.01(c) and shall include, after the Revolving B Advance Conversion Date, all Converted Revolving B Advances.

                  "REVOLVING B ADVANCE CONVERSION DATE" has the meaning specified in Section 2.03(c).

                  "REVOLVING A BORROWING" means a borrowing consisting of simultaneous Revolving A Advances of the same Interest Type made by the Lenders.

                  "REVOLVING B BORROWING" means a borrowing consisting of simultaneous Revolving B Advances of the same Interest Type made by the Lenders.

                  "REVOLVING BORROWING" means a Revolving A Borrowing or a Revolving B Borrowing.

                  "REVOLVING COMMITMENT" means a Revolving A Commitment or a Revolving B Commitment.

                  "REVOLVING A COMMITMENT" means, (i) with respect to any Lender listed on Schedule I, the amount set forth opposite such Lender's name on
Schedule I under the caption "Revolving A Commitment," (ii) with respect to any Lender not listed on Schedule I hereto, the amount set forth in the Assignment and Acceptance pursuant to which such Person became a Lender hereunder, or (iii) if any of such Lenders has entered into one or more Assignments and Acceptances, the amount set forth for such Lender in the Register maintained by the Agent pursuant to Section 9.07(c) as such Lender's "Revolving A Commitment", in the case of each of the foregoing clauses (i), (ii) and (iii), as such amount may be reduced at or prior to such time pursuant to Section 2.04.

                  "REVOLVING B COMMITMENT" means, (i) with respect to any Lender listed on Schedule I, the amount set forth opposite such Lender's name on
Schedule I under the caption "Revolving B Commitment," (ii) with respect to any Lender not listed on Schedule I hereto, the amount set forth in the Assignment and Acceptance pursuant to which such Person became a Lender hereunder, or (iii) if any of such Lenders has entered into one or more Assignments and Acceptances, the amount set forth for such Lender in the Register maintained by the Agent pursuant to Section 9.07(c) as such Lender's "Revolving B Commitment", in the case of each of the foregoing clauses (i), (ii) and (iii), as such amount may be reduced at or prior to such time pursuant to Section 2.04.

                  "REVOLVING A COMMITMENT TERMINATION DATE" means the earlier of July 31, 2001 and the date of termination in whole of the Revolving A Commitments pursuant to Section 2.04 or 7.01.

                  "REVOLVING B COMMITMENT TERMINATION DATE" means the earlier of July 31, 1998 and the date of termination in whole of the Revolving B Commitments pursuant to Section 2.04 or 7.01.

                  "REVOLVING A FACILITY" means, at any time, the aggregate amount of the Lenders' Revolving A Commitments at such time.

                  "REVOLVING B FACILITY" means, at any time, the aggregate amount of the Lenders' Revolving B Commitments at such time.

                  "REVOLVING A NOTE" means a promissory note of the Borrower payable to the order of any Lender, in substantially the form of Exhibit D-1 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Revolving A Advances made by such Lender.

                  "REVOLVING B NOTE" means a promissory note of the Borrower payable to the order of any Lender, in substantially the form of Exhibit D-2 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Revolving B Advances made by such Lender.

                  "SINGLE EMPLOYER PLAN" of any Person means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and no Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under
Section 4069 of ERISA in the event such plan has been or were to be terminated.

                  "SOLVENT" and "SOLVENCY" mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "STANDBY LETTER OF CREDIT" means any Letter of Credit issued under the Letter of Credit Subfacility, other than a Trade Letter of Credit.

                  "SUBSIDIARY" of any Person means any corporation, partnership, limited liability company, joint venture, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership, limited liability company or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

                  "SUMMIT" means Summit Family Restaurants Inc., a Delaware corporation.

                  "SUMMIT ACQUISITION" means the Acquisition by the Borrower of Summit.

                  "SURVIVING DEBT" has the meaning specified in Section 4.01(a).

                  "SURVIVING DEBT AGREEMENT" means any agreement or instrument setting forth the terms and conditions of any Surviving Debt.

                  "TAXES" has the meaning specified in Section 2.10(a).

                  "TERM ADVANCE" has the meaning specified in Section 2.01(a).

                  "TERM BORROWING" means a borrowing consisting of simultaneous Term Advances of the same Interest Type made by the Lenders.

                  "TERM COMMITMENT" means, with respect to any Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Term Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Agent pursuant to Section 9.07(c) as such Lender's "Term Commitment", as such amount may be reduced at or prior to such time pursuant to
Section 2.04.

                  "TERM FACILITY" means, at any time, the aggregate amount of the Lenders' Term Commitments at such time.

                  "TERM NOTE" means a promissory note of the Borrower payable to the order of any Lender, in substantially the form of Exhibit D-3 hereto, evidencing the indebtedness of the Borrower to such Lender resulting from the Term Advance made by such Lender.

                  "TERMINATION DATE" means the earlier of July 31, 2001 and the date of termination in whole of the Total Commitments pursuant to Section 7.01.

                  "TOTAL ADJUSTED DEBT" means, at any time of determination, the sum of (i) Consolidated Funded Debt at such time, plus (ii) the Lease Expense Amount at such time.

                  "TOTAL COMMITMENT" means, with respect to each Lender at any time, the aggregate of such Lender's Term Commitment, Revolving A Commitment and Revolving B Commitment at such time.

                  "TRADE LETTER OF CREDIT" means any Letter of Credit that is issued under the Letter of Credit Subfacility for the benefit of a supplier of inventory to the Borrower or any of its Subsidiaries to effect payment for such inventory.

                  "TYPE" refers to the distinction between Revolving A Advances, Revolving B Advances and Term Advances.

                  "UNREIMBURSED LETTER OF CREDIT LIABILITY" means, as of any date of determination with respect to any Letter of Credit, the aggregate amount of all L/C Advances which have been made by, and not reimbursed to, the Issuing Bank under such Letter of Credit.

                  "UNUSED REVOLVING A COMMITMENT" means, with respect to any Lender at any time, (a) such Lender's Revolving A Commitment at such time, minus
(b) the sum of (i) the aggregate principal amount of all Revolving A Advances of such Lender outstanding at such time, plus (ii) such Lender's Pro Rata Share of the aggregate Letter of Credit Obligations outstanding at such time.

                  "UNUSED REVOLVING B COMMITMENT" means, with respect to any Lender at any time, (a) such Lender's Revolving B Commitment at such time, minus
(b) the aggregate principal amount of all Revolving B Advances of such Lender outstanding at such time.

                  "VOTING STOCK" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

                  "WELFARE PLAN" means a welfare plan, as defined in Section 3(1) of ERISA.

                  "WITHDRAWAL LIABILITY" has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.02. COMPUTATION OF TIME PERIODS. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

                  SECTION 1.03. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 5.01(f) ("GAAP").

                  SECTION 1.04. OTHER DEFINITIONAL PROVISIONS. References to Sections and subsections shall be to Sections and subsections, respectively, of this Agreement unless otherwise specified. The term "including" means including without limitation.

                                   ARTICLE II
                        AMOUNTS AND TERMS OF THE ADVANCES

                  SECTION 2.01.  THE ADVANCES.

                  (a) THE TERM ADVANCES. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make a single advance (a "TERM ADVANCE") to the Borrower on the Closing Date in an amount not to exceed such Lender's Term Commitment on such Business Day. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed.

                  (b) REVOLVING A ADVANCES. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "REVOLVING A ADVANCE") to the Borrower from time to time on any Business Day during the period from the Closing Date until the Revolving A Commitment Termination Date in an amount for each such Advance not to exceed such Lender's Unused Revolving A Commitment on such Business Day. Each Revolving A Borrowing shall be in an aggregate amount of $1,000,000 or an integral multiple of $500,000 in excess thereof and shall consist of Revolving A Advances made by the Lenders ratably according to their respective Revolving A Commitments. Within the limits of each Lender's Unused Revolving A Commitment in effect from time to time, the Borrower may borrow under this Section 2.01(b) prior to the Revolving A Commitment Termination Date, prepay pursuant to Section 2.05 and, prior to the Revolving A Commitment Termination Date, reborrow under this Section 2.01(b).

                  (c) REVOLVING B ADVANCES. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "REVOLVING B ADVANCE") to the Borrower from time to time on any Business Day during the period from the Closing Date until the Revolving B Commitment Termination Date in an amount for each such Advance not to exceed such Lender's Unused Revolving B Commitment on such Business Day. Each Revolving B Borrowing shall be in an aggregate amount of $1,000,000 or an integral multiple of $500,000 in excess thereof and shall consist of Revolving B Advances made by the Lenders ratably according to their respective Revolving B Commitments. Within the limits of each Lender's Unused Revolving B Commitment in effect from time to time, the Borrower may borrow under this Section 2.01(c) prior to the Revolving B Commitment Termination Date, prepay pursuant to Section 2.05 and, prior to the Revolving B Commitment Termination Date, reborrow under this Section 2.01(c).

                  SECTION 2.02.  MAKING THE ADVANCES.

                  (a) INITIAL BORROWINGS. The initial Borrowings hereunder shall be made on the Closing Date and shall be made on notice received by the Agent from the Borrower (pursuant to a Notice of Borrowing) not later than 10:00 a.m. (Los Angeles, California time) (or such later time as the Agent may agree) on the Business Day immediately preceding the Closing Date. Such Notice of Borrowing shall be irrevocable upon receipt by the Agent. Each Lender shall, before 12:00 noon (Los Angeles, California time) on the Closing Date, make available for the account of its Applicable Lending Office to the Agent such Lender's ratable share of such Borrowings by depositing same day funds in the Agent's Account.

                  (b) SUBSEQUENT REVOLVING BORROWINGS. Each Revolving Borrowing occurring after the Closing Date shall be made on notice received by the Agent from the Borrower (pursuant to a Notice of Borrowing) not later than 10:00 a.m. (Los Angeles, California time) (a) on the Business Day of such Borrowing if such Borrowing consists of Base Rate Advances, and (b) on the third Business Day prior to the date of such Borrowing if such Borrowing consists of Eurodollar Rate Advances. Each such Notice of Borrowing shall be irrevocable upon receipt by the Agent and, in the case of any Notice of Borrowing for Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified by such Notice of Borrowing the applicable conditions set forth in this Section 2.02 or Article IV, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as a part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

                  (c) ADVANCES BY LENDERS. If the Agent receives a Notice of Borrowing, the Agent shall promptly (and, in any event not later than 10:30 a.m. (Los Angeles, California time) on the Business Day of such Borrowing or, if such Borrowing consists of Eurodollar Rate Advances, the third Business Day prior to the date of such Borrowing) give each Lender notice of such Notice of Borrowing. Each Lender shall before 12:00 noon (Los Angeles, California time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Agent such Lender's ratable portion of such Borrowing by depositing same day funds in the Agent's Account. Unless the Agent shall have received written notice from a Lender prior to the date of any Borrowing hereunder that such Lender will not make available to the Agent such Lender's ratable portion of such Borrowing, the Agent may assume that such Lender has made such ratable portion available to the Agent on the date of such Borrowing in accordance with the terms hereof and the Agent may, in reliance upon such assumption, but shall not be required to, make available to or for the account of the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Agent and the Agent makes such ratable portion available to the Borrower, such Lender and the Borrower, without prejudice to any rights or remedies that the Borrower may have against such Lender, severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to or for the account of the Borrower until the date such amount is repaid to the Agent, at (A) in the case of the Borrower, the interest rate applicable at the time to the Advances comprising such Borrowing, and (B) in the case of such Lender, the Federal Funds Rate. If such Lender shall pay to the Agent such amount, such amount so paid shall constitute such Lender's Advance as part of the relevant Borrowing for purposes of this Agreement and, to the extent that the Borrower previously paid such amount to the Agent, the Agent will refund to the Borrower such amount so paid, but without interest.

                  (d) DISBURSEMENT OF ADVANCES. Upon fulfillment of the applicable conditions set forth in Article IV (which fulfillment the Agent may assume in the absence of actual knowledge, or notice received from the Borrower or the Required Lenders, to the contrary), the Agent will make funds for any Borrowing available to the Borrower by crediting the Borrower's Account, subject to the Agent's receipt of funds from the Lenders, and provided that the Agent shall first make a portion of such funds equal to any outstanding L/C Advance under any Letter of Credit, and any interest accrued and unpaid thereon to and as of such date, available to the applicable Issuing Bank for reimbursement of such L/C Advance and payment of such interest.

                  (e) NATURE OF LENDERS' OBLIGATIONS. The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

                  SECTION 2.03.  REPAYMENT; CONVERSION OF REVOLVING B ADVANCES.

                  (a) TERM ADVANCES. The Borrower shall repay to each Lender (in accordance with the provisions of Section 2.09(a)) the aggregate principal amount of all Term Advances owing to such Lender in 5 consecutive annual installments until such principal amount has been paid in full. Such installments (other than the last installment owing hereunder which shall be due and payable on the Termination Date) shall be due and payable on the last Business Day of each July (each a "TERM ADVANCE PAYMENT DATE"), commencing July 31, 1997, and each such installment payable to each Lender shall be in an amount equal to such Lender's ratable share (determined by reference to the aggregate principal amount of Term Advances owing to such Lender in relation to the aggregate principal amount of Term Advances owing to all of the Lenders) of the amount set forth below opposite the period in which such Term Advance Payment Date is stated to occur:

                      PERIOD                          ANNUAL INSTALLMENT
                      ------                          ------------------
Closing Date through July 31, 1997                       $  3,000,000
August 1, 1997 through July 31, 2000                     $  4,000,000
August 1, 2000 through July 31, 2001                     $  5,000,000


provided, however, that the last such installment shall be in the amount necessary to repay in full the aggregate unpaid principal amount of the Term Advances and shall, in any event, be due and payable on the Termination Date.

                  (b) REVOLVING A ADVANCES. The Borrower shall repay to each Lender (in accordance with the provisions of Section 2.09(a)) on the Revolving A Commitment Termination Date the aggregate principal amount of all Revolving A Advances owing to such Lender outstanding on the Revolving A Commitment Termination Date.

                  (c) REVOLVING B ADVANCES. On July 31, 1998 (the "REVOLVING B ADVANCE CONVERSION DATE"), the aggregate principal amount of all then outstanding Revolving B Advances, if any, shall convert automatically into amortizing term advances (the "CONVERTED REVOLVING B ADVANCES"). The Borrower shall repay to each Lender (in accordance with the provisions of Section 2.09(a)) the aggregate principal amount of all Converted Revolving B Advances owing to such Lender in 3 consecutive equal annual installments until such principal amount has been paid in full. Such installments (other than the last installment owing hereunder, which shall be due and payable on the Termination
Date) shall be due and payable on the last Business Day of each July, commencing July 31, 1999, and each such installment payable to each Lender shall be in an amount equal to one-third (1/3) of the aggregate principal amount of Converted Revolving B Advances outstanding immediately after the occurrence of the Revolving B Advance Conversion Date and owing to such Lender; provided, however, that the last such installment shall be in the amount necessary to repay in full the aggregate unpaid principal amount of the Converted Revolving B Advances owing to such Lender and shall, in any event, be due and payable on the Termination Date.

                  (d) L/C ADVANCES. The Borrower shall repay each L/C Advance as provided in Section 3.03.

                  SECTION 2.04.  REDUCTION OF THE REVOLVING COMMITMENTS.

                  (a) OPTIONAL REDUCTIONS. The Borrower shall have the right, upon at least three Business Days' notice to the Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Revolving Commitments of the Lenders; provided, however, that (i) each partial reduction of Revolving A Commitments or Revolving B Commitments shall be in an amount of $1,000,000 or any multiple of $500,000 in excess thereof, and (ii) the aggregate amount of the Revolving A Commitments and the Revolving B Commitments shall not be reduced pursuant to this Section 2.04 to an amount less than the sum of (A) the aggregate principal amount of all Revolving A Advances (in the case of any reduction of the Revolving A Commitments) or Revolving B Advances (in the case of any reduction of the Revolving B Commitments) then outstanding, and (B) in the case of any reduction of the Revolving A Commitments, the aggregate amount of all Letter of Credit Obligations then outstanding.

                  (b) MANDATORY REDUCTIONS OF THE L/C SUBLIMIT. The L/C Sublimit shall be permanently reduced from time to time on the date of each reduction in the Revolving A Facility by the amount, if any, by which the amount of the L/C Sublimit exceeds the Revolving A Facility after giving effect to such reduction of the Revolving A Facility.

                  SECTION 2.05.  PREPAYMENTS.

                  (a) OPTIONAL PREPAYMENTS. The Borrower may, upon prior notice to the Agent (which may be given on the same Business Day in the case of prepayment of Revolving Advances which consist of Base Rate Advances and which shall be given at least three Business Days in advance in the case of prepayment of any Term Advances and Converted Revolving B Advances and in the case of prepayment of Revolving Advances which are Eurodollar Rate Advances), stating the proposed date and aggregate principal amount of the prepayment and the Type and Interest Type of Advances to be prepaid (and if such notice is given the Borrower shall), prepay in whole or in part the outstanding principal of Advances of such Type and Interest Type, together with interest thereon to the date of such prepayment on the principal amounts prepaid (plus, in the case of prepayment of Eurodollar Rate Advances prior to the end of the applicable Interest Period, any additional amount for which the Borrower shall be obligated pursuant to Section 9.04(c)); provided, however, that each partial prepayment shall be in an aggregate principal amount of $1,000,000 or an integral multiple of $500,000 in excess thereof. Each such prepayment shall be paid ratably to each Lender (in accordance with the provisions of Section 2.09(a)) and (i) in the case of any prepayment of the Term Advances, shall be applied to the installments of the Term Facility in inverse order of maturity, and (ii) in the case of any prepayment of Converted Revolving B Advances, shall be applied to the installments of the Revolving B Facility in inverse order of maturity.

                  (b)      MANDATORY PREPAYMENTS.

                           (i) EXCESS ADVANCES. If, at any time, the then outstanding aggregate principal amount of all Revolving A Advances plus the then outstanding aggregate Letter of Credit Obligations shall exceed the aggregate amount of the Revolving A Commitments of the Lenders at such time, the Borrower shall immediately prepay, for the ratable account of the Lenders, the outstanding principal amount of such Revolving A Advances in an aggregate amount equal to such excess. If, at any time prior to the Revolving B Advance Conversion Date, the then outstanding aggregate principal amount of all Revolving B Advances shall exceed the aggregate amount of the Revolving B Commitments of the Lenders at such time, the Borrower shall immediately prepay, for the ratable account of the Lenders, the outstanding principal amount of such Revolving B Advances in an aggregate amount equal to such excess.

                           (ii) ANNUAL EXCESS CASH FLOW. The Borrower shall, on the 90th day following the end of each fiscal year ending after the date hereof, prepay an aggregate principal amount of the Term Advances and, after the Revolving B Advance Conversion Date, Revolving B Advances equal to 50% of the amount of Excess Cash Flow for such fiscal year. Prior to the Revolving B Advance Conversion Date, each such prepayment shall be applied to the Term Advances. On and after the Revolving B Advance Conversion Date, each such prepayment shall be applied to the Term Facility and the Revolving B Facility on a pro rata basis based on the aggregate principal amount of Advances outstanding under each such Facility. Each such prepayment shall be paid ratably to each Lender (in accordance with the provisions of Section 2.09(a)) and shall be applied to the installments of the Term Facility and, after the Revolving B Advance Conversion Date, the Revolving B Facility in inverse order of maturity.

                           (iii) NET CASH PROCEEDS. The Borrower shall, on the date of receipt by the Borrower or any of its Subsidiaries of the Net Cash Proceeds from (A) the sale, lease, transfer or other disposition of any assets of the Borrower or any of its Subsidiaries (including the sale by the Borrower or any of its Subsidiaries of the capital stock of any of their respective Subsidiaries but excluding (1) sales of inventory in the ordinary course of business, (2) sales of damaged, worn or obsolete equipment to the extent the proceeds thereof are intended to be (and are) used to purchase replacements for such equipment within 180 days or sales of damaged, worn or obsolete equipment made after the purchase of replacements for such equipment,
         (3) Excluded Resales, (4) any asset sale consummated as part of a sale-leaseback transaction to the extent constituting a Permitted Acquisition Financing, and (5) sales, leases, transfers and other dispositions of assets, or a series of sales, leases, transfers and other dispositions of related assets, which are sold, leased, transferred or otherwise disposed of for an amount, or an aggregate amount, less than $500,000, except to the extent that the aggregate amount of all such sales, leases, transfers, and other dispositions under this clause (5) in any fiscal year exceeds $1,000,000), (B) the incurrence or issuance by the Borrower or any of its Subsidiaries of any Debt (other than Debt permitted under Section 6.02(b), it being understood that the provisions of this Section 2.05(b)(iii) shall not be construed to permit the incurrence of Debt otherwise prohibited by
         Section 6.02(b)), and (C) the sale or issuance by the Borrower or any of its Subsidiaries of any of such Person's capital stock, any securities convertible into or exchangeable for such capital stock or any warrants, rights or options to acquire such capital stock (except, in each case, for any such sales or issuances (i) pursuant to employee stock plans of such Person, and (ii) to the Borrower or a wholly owned Subsidiary of the Borrower), prepay an aggregate principal amount of the Term Advances and, after the Revolving B Advance Conversion Date, the Revolving B Advances equal to 100% of the amount of such Net Cash Proceeds, in the case of each prepayment under Section 2.05(b)(iii)(A) or (B), and equal to 75% of the amount of such Net Cash Proceeds in the case of each prepayment under Section 2.05(b)(iii)(C). Prior to the Revolving B Advance Conversion Date, each such prepayment shall be applied to the Term Advances. On and after the Revolving B Advance Conversion Date, each such prepayment shall be applied to the Term Facility and the Revolving B Facility on a pro rata basis based on the aggregate principal amount of Advances outstanding under each such Facility. Each such prepayment shall be paid ratably to each Lender (in accordance with the provisions of Section 2.09(a)) and shall be applied to the installments of the Term Facility and, after the Revolving B Advance Conversion Date, the Revolving B Facility in inverse order of maturity.

                           (iv) L/C CASH COLLATERAL. If, at any time, the aggregate Available Amount of all Letters of Credit then outstanding exceeds the L/C Sublimit in effect at such time, the Borrower shall immediately pay to the Agent for deposit in the L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in such account to equal the amount of such excess.

                  (c) INTEREST PAYABLE ON AMOUNTS PREPAID. All prepayments under this Section 2.05 shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid.

                  SECTION 2.06. INTEREST. The Borrower shall pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal is paid in full at the applicable rate set forth below.

                  (a) INTEREST ON BASE RATE ADVANCES. Except to the extent that the Borrower shall elect to pay interest on all or any part of any Advance made or to be made to the Borrower under Section

2.01 for any Interest Period pursuant to subsections (b) and (c) of this Section 2.06, the Borrower shall pay interest on the unpaid principal amount of each Advance, from the date of such Advance until such principal amount is paid in full, payable quarterly in arrears on the last Business Day of each January, April, July and October, commencing July 31, 1996 and, with respect to Revolving A Advances, on the Revolving A Commitment Termination Date and, with respect to Term Advances and Converted Revolving B Advances, on the Termination Date, in each case at a fluctuating interest rate per annum equal, subject to Section 2.06(d), to the sum of the Base Rate in effect from time to time plus the Applicable Margin for Base Rate Advances in effect from time to time.

                  (b) INTEREST PERIODS FOR EURODOLLAR RATE ADVANCES. The Borrower may, pursuant to Section 2.06(c), elect to have the interest on the principal amount of all or any portion of any Advances made or to be made to the Borrower under Section 2.01, in each case ratably according to the respective outstanding principal amounts of Advances of the same Type owing to each Lender (each such principal amount owing to a Lender as to which such election has been made being a "EURODOLLAR RATE ADVANCE" owing to such Lender) determined and payable for a specified period (an "INTEREST PERIOD" for such Eurodollar Rate Advance) in accordance with subsection (c) below, provided, however, that the Borrower may not have more than 8 Eurodollar Rate Advances owing to any Lender outstanding at any one time. Each Interest Period shall be one, two, three, or six months, at the Borrower's selection pursuant to subsection (c) below, provided, however, that:

                           (i) the first day of an Interest Period for any Eurodollar Rate Advance shall be either the last day of any then current Interest Period for such Advance or, if there shall be no then current Interest Period for such Advance, any Business Day;

                           (ii) the Borrower may not select any Interest Period that ends after any principal repayment installment date unless, after giving effect to such selection, the aggregate principal amount of Base Rate Advances and of Eurodollar Rate Advances having Interest Periods that end on or prior to such principal repayment installment date shall be at least equal to the aggregate principal amount of Advances due and payable on or prior to such date;

                           (iii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided, however, that if such extension would cause the last day of such Interest Period to occur in the next following month, the last day of such Interest Period shall occur on the next preceding Business Day; and

                           (iv) whenever the first day of any Interest Period occurs on a day of the month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months of such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

                  (c) INTEREST ON EURODOLLAR RATE ADVANCES. The Borrower may from time to time, on the condition that no Event of Default has occurred and is continuing, and subject to the provisions of Sections 2.06(b) and 2.06(e), elect to pay interest on all or any portion of any Advances of the same Type during any Interest Period therefor at a rate per annum equal to the sum of the Eurodollar Rate for such Interest Period for such Advances plus the Applicable Margin for Eurodollar Rate Advances in effect from time to time, by notice, specifying the Type and amount of the Advances as to which such election is made (which amount shall aggregate at least $1,000,000 or any multiple of $500,000 in excess thereof) and the first day and duration of such Interest Period, received by the Agent before 10:00 a.m. (Los Angeles, California time) three Business Days prior to the first day of such Interest Period. If the

Borrower has made such election for Eurodollar Rate Advances for any Interest Period, the Borrower shall pay interest on the unpaid principal amount of such Eurodollar Rate Advances during such Interest Period, payable in arrears on the last day of such Interest Period and, in the case of any Interest Period which is longer than three months, on each three month anniversary of the first day of such Interest Period, in each case at a rate equal, subject to Section 2.06(d), to the sum of the Eurodollar Rate for such Interest Period for such Eurodollar Rate Advances plus the Applicable Margin for Eurodollar Rate Advances in effect from time to time during such Interest Period. On the last day of each Interest Period for any Eurodollar Rate Advance, the unpaid principal balance thereof shall automatically become and bear interest as a Base Rate Advance, except to the extent that the Borrower has elected to pay interest on all or any portion of such amount for a new Interest Period commencing on such day in accordance with this Section 2.06(c). Each notice by the Borrower under this Section 2.06(c) shall be irrevocable upon receipt by the Agent, and the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified by such notice the applicable conditions set forth in this Section 2.06(c) or Article IV, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund any such Eurodollar Rate Advance when such Eurodollar Rate Advance, as a result of such failure, is not made or does not become effective.

                  (d) DEFAULT INTEREST. Upon the occurrence and during the continuance of an Event of Default under Section 7.01(a) and upon written notice from the Agent during the continuance of any other Event of Default (which notice shall be given and withdrawn at the direction of the Required Lenders), the Borrower shall, at the dates set forth herein for the payment of interest and upon demand, (i) pay interest on all Base Rate Advances and any other amounts owing hereunder not paid when due (other than then outstanding Eurodollar Rate Advances) at a rate per annum (the "DEFAULT RATE") equal at all times to the rate otherwise applicable to Base Rate Advances plus 2.00% per annum, and (ii) pay interest on each then outstanding Eurodollar Rate Advance at a rate per annum equal at all times to the rate otherwise applicable to such Eurodollar Rate Advance plus 2.00% per annum.

                  (e)      SUSPENSION OF EURODOLLAR RATE ADVANCES.

                           (i) ILLEGALITY. Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Agent, (i) each Eurodollar Rate Advance will automatically, upon such demand, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower that such Lender has determined that the circumstances causing such suspension no longer exist; provided, however, that, before making any such demand, such Lender agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Eurodollar Lending Office if the making of such a designation would allow such Lender or its Eurodollar Lending Office to continue to perform its obligations to make Eurodollar Rate Advances or to continue to fund or maintain Eurodollar Rate Advances and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.

                           (II) OTHER CIRCUMSTANCES. If, with respect to any Eurodollar Rate Advances, the Required Lenders notify the Agent that the Eurodollar Rate for any Interest Period for such Advances will not adequately reflect the cost to such Lenders of making, funding or maintaining their Eurodollar Rate Advances for such Interest Period, the Agent shall forthwith so notify the

         Borrower and the Lenders, whereupon (i) each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Agent shall notify the Borrower that such Lenders have determined that the circumstances causing such suspension no longer exist.

                           (iii) SUSPENSION ON EVENT OF DEFAULT. Upon the occurrence and during the continuance of any Event of Default, (i) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Advance and
         (ii) the obligation of the Lenders to make, or to convert Advances into, Eurodollar Rate Advances shall be suspended.

                           (iv) LENDERS' OBLIGATION TO NOTIFY AGENT. If any Lender shall give notice to the Agent under Section 2.06(e)(i) or (ii) and such Lender shall thereafter determine that the circumstances causing such notice no longer exist, such Lender shall promptly give written notice thereof to the Borrower and the Agent, and the Agent shall thereafter give notice thereof to the other Lenders.

                  SECTION 2.07.  FEES.

                  (a) COMMITMENT FEES. The Borrower agrees to pay to the Agent a commitment fee on the average daily Unused Revolving A Commitment of each Lender and on the average daily Unused Revolving B Commitment of each Lender, for the account of such Lender, from the Closing Date in the case of each Initial Lender and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Revolving A Commitment Termination Date, with respect to each Lender's Unused Revolving A Commitment, and until the Revolving B Commitment Termination Date with respect to each Lender's Unused Revolving B Commitment, at the rate per annum equal to the Commitment Fee Percentage in effect from time to time, payable in arrears on the last Business Day of each January, April, July and October, commencing July 31, 1996, and on the Revolving A Commitment Termination Date, with respect to each Lender's Unused Revolving A Commitment, and on the Revolving B Commitment Termination Date with respect to each Lender's Unused Revolving B Commitment.

                  (b) UPFRONT FEES. The Borrower agrees to pay to the Agent, for the account of the Lenders, on the date of the initial Borrowing, the upfront fees in the amount set forth in the allocation memorandum delivered to the Lenders and the Borrower prior to the date hereof.

                  (c) AGENT'S FEES. The Borrower agrees to pay to the Agent, for its own account, (i) the fees in the amounts and at the times set forth in the letter dated May 20, 1996 from NationsBank and the Arranger, to the Borrower, and agreed to and accepted by the Borrower, and (ii) such other fees as may from time to time be agreed between the Borrower and the Agent.

                  (d) ABSOLUTE OBLIGATION. The Borrower's obligation hereunder to pay the fees referred to in this Section 2.07 shall be absolute and unconditional and shall survive the making and repayment of Advances, the termination of all Letter of Credit Obligations and the termination of this Agreement. All fees which are due or become due pursuant to this Section 2.07 are nonrefundable.

                  SECTION 2.08.  INCREASED COSTS, ETC.

                  (a) INCREASED COSTS. If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender Party of agreeing to make or of making, funding or maintaining Eurodollar Rate Advances or of agreeing to issue or of issuing or maintaining Letters of Credit (or of agreeing to purchase or purchasing participations therein) or of agreeing to make or of making or maintaining L/C Advances (or of agreeing to purchase or purchasing participations therein), then the Borrower shall from time to time, upon demand by such Lender Party (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost; provided, however, that, before making any such demand, each Lender Party agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party. A certificate as to the amount of such increased cost, submitted to the Borrower by such Lender Party, shall be conclusive and binding for all purposes, absent manifest error.

                  (b) CAPITAL REQUIREMENTS. If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the amount of capital required or expected to be maintained by such Lender Party or any corporation controlling such Lender Party as a result of or based upon the existence of such Lender Party's commitment to lend or to issue or purchase participations in Letters of Credit hereunder and other commitments of such type or the issuance or maintenance of the Letters of Credit (or similar contingent obligations), then, upon demand by such Lender Party (with a copy of such demand to the Agent), the Borrower shall pay to the Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party in the light of such circumstances, to the extent that such Lender Party reasonably determines such increase in capital to be allocable to the existence of such Lender Party's commitment to lend or to issue Letters of Credit hereunder or to the issuance or maintenance of any Letters of Credit. A certificate as to such amounts submitted to the Borrower by such Lender Party, shall be conclusive and binding for all purposes, absent manifest error.

                  SECTION 2.09.  PAYMENTS AND COMPUTATIONS.

                  (a) PAYMENTS BY BORROWER. The Borrower shall make each payment hereunder and under any other Loan Document to which it is a party, irrespective of and without condition or deduction for any counterclaim, defense, recoupment or setoff, in lawful money of the United States and in same day funds delivered to the Agent not later than 12:00 noon (Dallas, Texas time) on the day when due by deposit of such funds to the Agent's Account. Any payment so delivered to the Agent after 12:00 noon (Dallas, Texas time) on any Business Day, or on any day which is not a Business Day, shall be deemed received by the Agent on the next succeeding Business Day. The Agent will promptly after receipt of each payment cause to be distributed like funds relating to the payment of principal, interest, commitment fees or letter of credit fees ratably to each Lender for the account of its Applicable Lending Office, and like funds relating to the payment of any other amount payable to any Lender or any Issuing Bank (including payments with respect to Letters of Credit and payments for the account of any Lender under Sections 2.08, 2.10 or 9.04(c)) to such Lender for the account of its Applicable Lending Office or to such Issuing Bank, in each case to be applied in accordance with, and subject to, the terms of this Agreement, including Section 2.09(e) below. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(c), from and after the effective date specified in such Assignment and Acceptance, the Agent shall make all payments hereunder and under any other Loan Document in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                  (b) COMPUTATIONS. All computations of interest in respect of Base Rate Advances (and in respect of any other amount payable hereunder other than interest in respect of Eurodollar Rate Advances and Letter of Credit fees and commissions) shall be made by the Agent on the basis of a year of 365 days and all computations of interest in respect of Eurodollar Rate Advances and Letter of Credit fees and commissions shall be made by the Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable; provided that if any Advance is repaid on the same day on which it is made, one day's interest shall be paid on such Advance. Each determination by the Agent of an interest rate, fee, commission or discount rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (c) PAYMENTS ASSUMED. Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders or any Issuing Bank hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, but shall not be required to, cause to be distributed to each Lender or such Issuing Bank on such due date an amount equal to the amount then due to such Lender or such Issuing Bank. If and to the extent that the Borrower shall not have so made such payment in full to the Agent, each Lender and Issuing Bank shall repay to the Agent forthwith on demand such amount distributed to such Lender or such Issuing Bank together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender or Issuing Bank repays such amount to the Agent, at the Federal Funds Rate.

                  (d) APPLICATION OF PAYMENTS SPECIFIED BY THE BORROWER. Except as otherwise specified herein, so long as no Event of Default has occurred and is continuing, all payments shall be applied as instructed by the Borrower if such instructions are received by the Agent prior to or contemporaneously with receipt of funds therefor.

                  (e) APPLICATION OF PAYMENTS NOT OTHERWISE SPECIFIED. If the Agent receives funds for application to the Advances or any Letter of Credit Obligations or other Obligations of the Borrower under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances or the Facility or the Obligations to which, or the manner in which, such funds are to be applied, the Agent may elect to distribute such funds first, to the Issuing Banks ratably in payment of the principal of and interest on any outstanding L/C Advances, second, to each Lender ratably in accordance with such Lender's proportionate share of all Advances then outstanding, in repayment or prepayment of such of the outstanding Advances, and for application to such principal installments, as the Agent may direct, and thereafter ratably to the Lenders in repayment or prepayment of any other Obligations of the Borrower then outstanding under the Loan Documents as the Agent shall direct.

                  (f) PAYMENTS ON BUSINESS DAYS. Whenever any payment hereunder or under any other Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest and commitment and other fees; provided, however, if such extension would cause payment of interest on or principal of any Eurodollar Rate Advance to be made in the next following month, such payment shall be made on the next preceding Business Day.

                  (g) PAYMENTS FROM BORROWER'S ACCOUNTS. The Borrower hereby authorizes each Lender, if and to the extent payment owed to such Lender is not made when due hereunder or under any Note held by such Lender, to charge from time to time against any or all of the Borrower's accounts with such Lender any amount so due.

                  (h) CERTAIN TERMS. The terms "pay", "paid" or "payment" under this Agreement shall include prepay, prepaid or prepayment, respectively, under this Agreement, and the term "due" under this Agreement shall include due by reason of a mandatory prepayment (including upon an actual or deemed entry of an order for relief with respect to the Borrower or any Guarantor under the Federal Bankruptcy Code or upon acceleration).

                  SECTION 2.10.  TAXES.

                  (a) WITHHOLDING TAXES. Any and all payments by the Borrower hereunder or under any Notes shall be made, in accordance with Section 2.09, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, net income taxes that are imposed by the United States and franchise taxes and net income taxes that are imposed on such Lender or the Agent by the state or foreign jurisdiction under the laws of which such Lender or the Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender, franchise taxes and net income taxes that are imposed on such Lender by the state or foreign jurisdiction of such Lender's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.10) such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and
(iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) OTHER TAXES. In addition, the Borrower shall pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or under any Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any Notes (hereinafter referred to as "OTHER TAXES").

                  (c) INDEMNIFICATION. The Borrower shall indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes, and for the full amount of taxes imposed by any jurisdiction on amounts payable under this
Section 2.10, paid by such Lender or the Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender or the Agent (as the case may be) makes written demand therefor.

                  (d) EVIDENCE OF PAYMENT. Within 30 days after the date of any payment of Taxes, the Borrower shall furnish to the Agent, at its address referred to in Section 9.02, the original receipt of payment thereof or a certified copy of such receipt. In the case of any payment hereunder or under any Notes by the Borrower through an account or branch outside the United States or on behalf of the

Borrower by a payor that is not a United States person, if the Borrower determines that no Taxes are payable in respect thereof, the Borrower shall furnish, or shall cause such payor to furnish, to the Agent, at such address, an opinion of counsel acceptable to the Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "UNITED STATES" and "UNITED STATES PERSON" shall have the meanings specified in
Section 7701 of the Internal Revenue Code.

                  (e) FOREIGN LENDERS. Each Lender organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender, and on the date of the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long thereafter as such Lender remains lawfully able to do so), provide the Agent and the Borrower with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is exempt from or is entitled to a reduced rate of United States withholding tax on payments under this Agreement or the Notes. If the form provided by a Lender at the time such Lender first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Lender assignee becomes a party to this Agreement, the Lender assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender assignee on such date. If any form or document referred to in this Section 2.10(e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001 or 4224, that the Lender reasonably considers to be confidential, the Lender shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

                  (f) FAILURE TO PROVIDE FORMS. For any period with respect to which a Lender has failed to provide the Borrower with the appropriate form described in Section 2.10(e) (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under Section 2.10(e)), such Lender shall not be entitled to indemnification under Section 2.10(a) or Section 2.10(c) with respect to Taxes imposed by the United States; provided, however, that should a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                  (g) CHANGE OF APPLICABLE LENDING OFFICE. Any Lender claiming any additional amounts payable pursuant to this Section 2.10 shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Eurodollar Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

                  (h) SURVIVAL. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.10 shall survive the payment in full of principal and interest hereunder and under the Notes.

                  SECTION 2.11. SHARING OF PAYMENTS, ETC. If any Lender Party shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) (a) on account of Obligations due and payable to such Lender Party hereunder or under any Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender Party at such time to
(ii) the aggregate amount of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations due and payable to all Lender Parties hereunder and under the Notes at such time obtained by all the Lender Parties at such time or (b) on account of Obligations owing (but not due and payable) to such Lender Party hereunder and under the Notes at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing to such Lender Party at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time) of payments on account of the Obligations owing (but not due and payable) to all Lender Parties hereunder and under the Notes at such time obtained by all the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such participations in the Obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each other Lender Party shall be rescinded and such other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such other Lender Party's ratable share (according to the proportion of (i) the purchase price paid to such Lender Party to (ii) the aggregate purchase price paid to all Lender Parties) of such recovery together with an amount equal to such Lender Party's ratable share (according to the proportion of (i) the amount of such other Lender Party's required repayment to (ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered. The Borrower agrees that any Lender Party so purchasing a participation from another Lender Party pursuant to this Section
2.11 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender Party were the direct creditor of the Borrower in the amount of such participation.

                  SECTION 2.12. USE OF PROCEEDS. The proceeds of the Advances shall be available (and the Borrower agrees that it shall use such proceeds) (a) in the case of the Term Advances, to repay in full all amounts outstanding under the Existing Credit Agreement, (b) in the case of the Revolving A Advances, to provide working capital for the Borrower and its Subsidiaries and, subject to the provisions of this Agreement and the other Loan Documents, for other general corporate purposes of the Borrower and its Subsidiaries (provided that the proceeds of Revolving A Advances shall not be used to finance Designated Investments or Permitted Acquisitions or related transaction fees and expenses), and (c) in the case of Revolving B Advances and subject to the provisions of this Agreement and the other Loan Documents, to finance Designated Investments and Permitted Acquisitions and to pay related transaction fees and expenses.

                  SECTION 2.13.  EVIDENCE OF DEBT.

                  (a) MAINTENANCE OF ACCOUNTS BY LENDERS. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

                  (b) MAINTENANCE OF ACCOUNTS BY AGENT. The Register maintained by the Agent pursuant to Section 9.07(c) shall include a control account, and a subsidiary account for each Lender, in

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

which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type and Interest Type of the Advances comprising such Borrowing and any Interest Period applicable thereto, (ii) the terms of each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, and (iv) the amount of any sum received by the Agent from the Borrower hereunder and each Lender's share thereof. The entries made in the Register shall be conclusive and binding for all purposes, absent manifest error.

                                   ARTICLE III
                     AMOUNTS AND TERMS OF LETTERS OF CREDIT

                  SECTION 3.01. THE LETTER OF CREDIT SUBFACILITY. The Borrower may request the L/C Bank, on the terms and conditions hereinafter set forth, to Issue, and the L/C Bank shall Issue, Letters of Credit for the account of the Borrower from time to time on any Business Day during the period after the Closing Date until the Revolving A Commitment Termination Date (a) in an aggregate Available Amount for all Letters of Credit (including the Existing Letters of Credit) not to exceed at any time the L/C Sublimit (the "LETTER OF CREDIT SUBFACILITY"), and (b) in an Available Amount for each such Letter of Credit not to exceed the Unused Revolving A Commitments of the Lenders on such Business Day. No Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than the earlier of 5 Business Days before the Revolving A Commitment Termination Date and, in the case of a Standby Letter of Credit, one year after the date of issuance thereof unless the Issuing Bank which Issued such Letter of Credit shall otherwise agree in its sole discretion (but a Standby Letter of Credit may by its terms be renewable annually with the consent of the Issuing Bank) and, in the case of a Trade Letter of Credit, 60 days after the date of issuance thereof. As of the Closing Date, each Existing Letter of Credit shall constitute, for all purposes of this Agreement and the other Loan Documents, a Letter of Credit issued and outstanding hereunder and shall, for purposes of
Section 3.05, be deemed to be Issued hereunder on the Closing Date. Subject to the provisions of this Section 3.01, the Existing Issuing Bank may extend or renew the expiration date of, but may not increase the Available Amount of, any Existing Letter of Credit. Within the limits of the Letter of Credit Subfacility, and subject to the limits referred to above, the Borrower may request the Issuance of one or more Letters of Credit under this Section 3.01, repay amounts due resulting from L/C Advances thereunder pursuant to Section 3.03, and request the Issuance of one or more additional Letters of Credit under this Section 3.01.

                  SECTION 3.02.  ISSUANCE OF LETTERS OF CREDIT.

                  (a) NOTICE OF ISSUANCE. Each Letter of Credit (other than the Existing Letters of Credit) shall be Issued pursuant to a Notice of Issuance, which must be received by the Agent and the Issuing Bank not later than 12:00 noon (Los Angeles, California time) on the tenth Business Day prior to the date of the proposed Issuance of such Letter of Credit (or such shorter period as may be acceptable to the L/C Bank). Each such Notice of Issuance shall specify whether such Letter of Credit is to be a Standby Letter of Credit or a Trade Letter of Credit and shall further specify therein the requested (i) date of such Issuance (which shall be a Business Day), (ii) Available Amount of such Letter of Credit, (iii) expiration date of such Letter of Credit, (iv) name and address of the beneficiary of such Letter of Credit, and (v) form of such Letter of Credit, and shall be accompanied by such customary application and agreement for letter of credit of the L/C Bank (a "LETTER OF CREDIT AGREEMENT") as the L/C Bank may specify to the Borrower for use in connection with such requested Letter of Credit.

                  (b) CONDITIONS TO ISSUANCE. If (i) the requested form of such Letter of Credit is acceptable to the Agent and the L/C Bank in the reasonable discretion of each, and (ii) the L/C Bank has not received notice from the Agent or the Required Lenders that the Issuance of such Letter of Credit is not authorized because such Issuance would not comply with the requirements of clause (a) or (b) of Section 3.01 or one or more of the conditions set forth in Section 4.02 has not been satisfied, then the L/C Bank will, upon fulfillment of the applicable conditions set forth in Section 4.02 (which fulfillment the L/C Bank may assume in the absence of actual knowledge, or notice received from the Borrower, the Agent or the Required Lenders, to the contrary) and subject to the provisions of this Article III, make such Letter of Credit available to the Borrower at its office referred to in Section 9.02 or as otherwise agreed upon with the Borrower in connection with such Issuance. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

                  (c) REPORTS BY ISSUING BANKS. Each Issuing Bank shall furnish to the Agent (i) on the fifth Business Day of each month a written report summarizing all L/C Advances during the preceding month under all Letters of Credit Issued by such Issuing Bank, and (ii) three Business Days prior to the last Business Day of each January, April, July and October, a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit Issued by such Issuing Bank.

                  SECTION 3.03. DRAWING AND REIMBURSEMENT. The Borrower agrees to reimburse the Issuing Bank under each Letter of Credit, within one Business Day after it has notice of any L/C Advance by such Issuing Bank thereunder, for the principal amount of such L/C Advance, and shall pay to such Issuing Bank, on demand, interest on the unreimbursed principal of such L/C Advance at a rate per annum equal to (a) from the date of such L/C Advance to the first Business Day after notice thereof has been given to the Borrower, the rate applicable to Base Rate Advances in effect from time to time, and (b) from and after such first Business Day, the Default Rate. If the Borrower shall fail to so reimburse the Issuing Bank within one Business Day after the Borrower receives notice that any such L/C Advance has been made, then upon demand by the Issuing Bank, and whether or not a Default has occurred and is continuing or any conditions set forth in Section 4.02 are satisfied, each Lender shall purchase from such Issuing Bank, and such Issuing Bank shall sell and assign to each Lender, such Lender's Pro Rata Share of such outstanding L/C Advance as of the date of such purchase, by making available for the account of such Issuing Bank, by deposit to the Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such L/C Advance to be purchased by such Lender. Each Revolving Lender agrees to purchase its Pro Rata Share of an outstanding L/C Advance on (A) the Business Day on which demand therefor is made by the Issuing Bank which made such L/C Advance, provided notice of such demand is given not later than 12:00 noon (Dallas, Texas time) on such Business Day, or
(B) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by an Issuing Bank to any Lender of a portion of an L/C Advance, such Issuing Bank represents and warrants to such Lender that such Issuing Bank is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to such L/C Advance, the Loan Documents or any Loan Party.

                  SECTION 3.04. OBLIGATIONS ABSOLUTE. The Obligations of the Borrower under this Agreement, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances (it being understood that any such payment by the Borrower is without prejudice to, and does not constitute a waiver of, any rights the Borrower might have or might acquire as a result of the payment by any Issuing Bank of any draft or the reimbursement by the Borrower thereof):

                  (a) any lack of validity or enforceability of this Agreement, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (this Agreement and all of the other foregoing being collectively referred to herein as the "L/C RELATED DOCUMENTS");

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

                  (c) the existence of any claim, set-off, defense or other right that the Borrower or any of its Subsidiaries may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), any Issuing Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

                  (d) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (e) payment by any Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;

                  (f) any exchange, release or non-perfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Obligations of the Borrower in respect of the L/C Related Documents; or

                  (g) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

                  SECTION 3.05.  LETTER OF CREDIT COMPENSATION.

                  (a)      The Borrower shall pay to the Agent:

                           (i) for the account of the Issuing Bank which Issues a Letter of Credit, an issuance fee in an amount equal to 1/8 of 1% per annum of the average daily Available Amount of such Letter of Credit outstanding from time to time; and

                           (ii) for the account of each Lender, a letter of credit fee with respect to each Letter of Credit, in each case in an amount equal to:

                                    (a) with respect to each Standby Letter of
                  Credit, a rate per annum equal to the Applicable Margin for Eurodollar Rate Advances in effect from time to time on such Lender's Pro Rata Share of the average daily Available Amount of such Letter of Credit outstanding from time to time; and

                                    (b) with respect to each Trade Letter of
                  Credit, 0.50% of the amount of such Lender's Pro Rata Share of the Available Amount of such Letter of Credit as of the date of Issuance thereof.

The letter of credit and issuance fees payable under this Section 3.05(a) shall be payable quarterly in arrears on the last Business Day of each January, April, July and October, commencing July 31, 1996, and on the Revolving A Commitment Termination Date except that the letter of credit fee payable under Section 3.05(a)(ii)(B) shall be payable upon issuance of the applicable Letter of Credit. For purposes of computing any fees under this Section 3.05(a), the determination of the maximum amount available to be drawn under a Letter of Credit at any time shall assume strict compliance with all conditions for drawing. Any fees paid pursuant to this Section 3.05(a) are nonrefundable.

                  (b) The Borrower shall pay to each Issuing Bank, for its own account and on demand, such other commissions, issuance fees, transfer fees and other fees, charges and expenses in connection with the Issuance, amendment, transfer, cancellation or administration of each Letter of Credit as the Borrower and such Issuing Bank shall agree; provided that in no event shall any Issuing Bank require, after giving effect to the amounts payable to it pursuant to Section 3.05(a) above (in the case of the Issuance of any Letter of Credit), more than the standard fees, charges and expenses which it normally charges in connection with such matters.

                  SECTION 3.06. USE OF LETTERS OF CREDIT. Any Letters of Credit Issued hereunder shall be used solely (a) to support Obligations of the Borrower and its Subsidiaries, other than Debt for borrowed money (except that Letters of Credit may support the Obligations of the Borrower and its Subsidiaries in respect of the industrial revenue bond identified on Schedule 6.02(a)), not prohibited hereunder, and (b) for the purposes described in the definition of "Trade Letter of Credit".

                                   ARTICLE IV
                              CONDITIONS OF LENDING

                  SECTION 4.01. CONDITIONS PRECEDENT TO INITIAL BORROWING. The obligation of each Lender to make an Advance on the occasion of the initial Borrowing is subject to the satisfaction of the following conditions precedent on or prior to August 30, 1996:

                           (a) The Lenders shall be satisfied that all existing Debt, other than the Debt identified on Schedule 4.01(a) (the "SURVIVING DEBT"), has been prepaid, redeemed or defeased in full or otherwise satisfied and extinguished.

                           (b) There shall have occurred no Material Adverse Change since January 29, 1996.

                           (c) There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party pending or threatened before any court, governmental agency or arbitrator that (i) could have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement, any Note, any other Loan Document or the consummation of the transactions contemplated hereby.

                           (d) The Borrower shall have paid all accrued fees and expenses of the Agent and the Lenders (including, to the extent invoiced prior to closing, the accrued fees and expenses of counsel to the Agent).

                           (e) The Agent shall have received on or before the day of the initial Borrowing the following, each dated such day (unless otherwise specified), in form and substance reasonably satisfactory to the Lenders (unless otherwise specified) and (except for the Notes) in sufficient copies for each Lender:

                                    (i)  The Notes to the order of each Lender,
                  as appropriate.

                                    (ii) Certified copies of the resolutions of
                  the Board of Directors of the Borrower and each other Loan Party approving this Agreement, the Notes and each other Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, the Notes and each other Loan Document.

                                    (iii) A copy of the charter of the Borrower
                  and each other Loan Party and each amendment thereto, certified (as of a date reasonably near the date of the initial Borrowing) by the Secretary of State of the State of such Loan Party's jurisdiction of incorporation as being a true and correct copy thereof.

                                    (iv) A copy of a certificate of the
                  Secretary of State of the State of each Loan Party's jurisdiction of incorporation, dated reasonably near the date of the initial Borrowing, listing the charter of such Loan Party and each amendment thereto on file in such office and certifying that (A) such amendments are the only amendments to such Loan Party's charter on file in such office, (B) such Loan Party has paid all franchise taxes to the date of such certificate and (C) such Loan Party is duly incorporated and in good standing under the laws of such State.

                                    (v) A copy of a certificate of the Secretary
                  of State of the State of California, dated reasonably near the date of the initial Borrowing, stating that the Borrower and, to the extent required by the Agent, each other Loan Party is duly qualified and in good standing as a foreign corporation in such State and has filed all annual reports required to be filed to the date of such certificate.

                                    (vi) A certificate of the Borrower and each
                  other Loan Party, signed on behalf of the Borrower and such other Loan Party by its President or a Vice President and its Secretary or any Assistant Secretary, dated the date of the initial Borrowing (the statements made in which certificate shall be true on and as of the date of the initial Borrowing), certifying as to (A) the absence of any amendments to the charter of the Borrower or such other Loan Party since the date of the Secretary of State's certificate referred to in
                  Section 4.01(e)(iv), (B) a true and correct copy of the bylaws of the Borrower and such other Loan Party as in effect on the date of the initial Borrowing, (C) the due incorporation and good standing of the Borrower and such other Loan Party as a corporation organized under the laws of the State of its jurisdiction of incorporation, and the absence of any proceeding for the dissolution or liquidation of the Borrower or such other Loan Party, (D) the truth of the representations and warranties contained in the Loan Documents as though made on and as of the date of the initial Borrowing and (E) the absence of any event occurring and continuing, or resulting from the initial Borrowing, that constitutes a Default.

                                    (vii) A certificate of the Secretary or an
                  Assistant Secretary of the Borrower and each other Loan Party certifying the names and true signatures of the officers of the Borrower and such other Loan Party authorized to sign this Agreement, the Notes and each other Loan Document to which they are or are to be parties and the other documents to be delivered hereunder and thereunder.

                                    (viii) A guaranty in substantially the form
                  of Exhibit E (as amended from time to time in accordance with its terms, the "GUARANTY"), duly executed by each Subsidiary of the Borrower.

                                    (ix) Such financial, business and other
                  information regarding each Loan Party and their Subsidiaries as the Required Lenders shall have reasonably requested, including, without limitation, information as to possible contingent liabilities, tax matters, environmental matters, obligations under ERISA and Welfare Plans, collective bargaining agreements and other arrangements with employees, audited annual financial statements dated January 29, 1996, interim financial statements dated the end of the most recent fiscal quarter for which financial statements are available, pro forma financial statements as to the Borrower and forecasts prepared by management of the Borrower, in form and substance satisfactory to the Lenders, of balance sheets, income statements and cash flow statements on a monthly basis for the first year following the day of the initial Borrowing and on an annual basis for each year thereafter until the Termination Date.

                                    (x) A favorable opinion of Stradling, Yocca,
                  Carlson & Rauth, counsel for the Borrower, in substantially the form of Exhibit F hereto and as to such other matters as any Lender through the Agent may reasonably request.

                                    (xi) A favorable opinion of Shearman &
                  Sterling, counsel for the Agent, in form and substance satisfactory to the Agent.

                  SECTION 4.02. CONDITIONS PRECEDENT TO EACH BORROWING AND ISSUANCE. The obligation of each Lender to make an Advance (other than an L/C Advance) on the occasion of each Borrowing (including the initial Borrowing), and the right of the Borrower to request the issuance of Letters of Credit, shall be subject to the further conditions precedent that on the date of such Borrowing or Issuance the following statements shall be true (and each of the giving of the applicable Notice of Borrowing or Notice of Issuance and the acceptance by the Borrower of the proceeds of such Borrowing or of such Letter of Credit shall constitute a representation and warranty by the Borrower that on the date of such Borrowing or Issuance such statements are true):

                           (i) the representations and warranties contained in each Loan Document are correct on and as of the date of such Borrowing or Issuance, before and after giving effect to such Borrowing or Issuance and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date of such Borrowing or Issuance; and

                           (ii) no event has occurred and is continuing, or would result from such Borrowing or Issuance or from the application of the proceeds therefrom, that constitutes a Default.

         SECTION 4.03. ADDITIONAL CONDITIONS PRECEDENT TO EACH REVOLVING B ADVANCE. The obligation of each Lender to make a Revolving B Advance in connection with any Borrowing shall be subject, in addition to the conditions set forth in Sections 4.01 and 4.02, to the further conditions precedent that the Agent shall have received on or before the date of such Borrowing the following, each dated such date (unless otherwise specified), in form and substance satisfactory to the Agent and in sufficient copies for each Lender:

         (a)  In the case of each such Borrowing:

                  (i) A certificate of the Borrower signed on behalf of the Borrower by its President or a Vice President and its Secretary or any Assistant Secretary, dated the date of such Borrowing certifying that the proceeds of such Borrowing will be used, substantially concurrently with the funding of such Borrowing, solely to pay the purchase price payable in connection with a Designated Investment or Permitted Acquisition permitted under Section 6.02(f) and related transaction fees and costs and further certifying (as of the date of such Borrowing and both before and after giving effect to such Borrowing and to such Designated Investment or Acquisition, as the case may be) as to (A) the truth in all material respects of the representations and warranties of each Loan Party contained in the Loan Documents as of the date of such Borrowing and both before and after giving effect to such Designated Investment or Acquisition, as the case may be, (B) the absence of any event occurring and continuing, or resulting from such Borrowing and both before and after giving effect to such Designated Investment or Acquisition, as the case may be, that constitutes a Default, and (C) with respect to any such Acquisition, the calculation of and the satisfaction of the conditions for such Acquisition set forth in
         Section 6.02(f)(v).

                  (ii) Certified copies of the resolutions of the Board of Directors of the Borrower and, if any Subsidiary of the Borrower will participate in the applicable Designated Investment or Acquisition, of such Subsidiary (in each case, to the extent resolutions of the Board of Directors of the Borrower or such Subsidiary are required or advisable pursuant to applicable law or the Borrower's or such Subsidiary's charter documents) and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to such Designated Investment or Acquisition, as the case may be, and each document or instrument furnished by it pursuant to this
         Section 4.03.

                  (iii) A certificate of the Secretary or an Assistant Secretary of the Borrower and of any Subsidiary referred to in clause (ii) above certifying the names and true signatures of the officers of the Borrower and such Subsidiary authorized to sign each document or instrument furnished by it pursuant to this Section 4.03.

                  (iv) Such other financial, business and other information regarding such Designated Investment or the Person or assets to be acquired, as the case may be, as the Agent or the Required Lenders through the Agent shall have reasonably requested, including, without limitation, actual and pro forma financial statements and projections relating to such Person or assets.

         (b) In the case of each such Borrowing in connection with a Permitted Acquisition, to the extent that such Acquisition consists of the acquisition by the Borrower or any of its Subsidiaries of stock, partnership or other equity interests of any Person:

                  (i) An amendment to Guaranty, in substantially the form of Exhibit G duly executed by such Person.

                  (ii) A copy of the charter or other organizational document of such Person and each amendment thereto, if any, certified by the Secretary of State of its jurisdiction of organization, as of a date reasonably near the date of such Borrowing, as being a true and correct copy thereof.

                  (iii) An officer's certificate signed on behalf of such Person by an appropriate officer of such Person, certifying as to (A) the absence of any amendment to the charter or other organizational document of such Person since the date of the Secretary of State's certificate referred to in clause (ii) above, (B) a true and correct copy of the by-laws or similar organizational document of such Person,
         (C) a true and correct copy of the resolutions adopted by the Board of Directors or equivalent body of such Person approving the documents or instruments to be delivered under this Section 4.03 to which such Person is a party and the matters contemplated thereby, (D) the incumbency and specimen signatures of the officers of such

         Person executing the documents and instruments to be delivered under this Section 4.03 to which such Person is a party, and (E) the due organization and good standing of such Person as a Person organized under the laws of its jurisdiction of organization.

                  SECTION 4.04. DETERMINATIONS UNDER SECTION 4.01 AND 4.03. For purposes of determining compliance with the conditions specified in Section 4.01 and 4.03, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the applicable Borrowing specifying its objection thereto and such Lender shall not have made available to the Agent such Lender's ratable portion of such Borrowing.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

                  SECTION 5.01. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

                           (a) INCORPORATION, QUALIFICATION, CORPORATE POWER AND AUTHORITY. Each Loan Party (i) is a corporation duly organized, validly existing and good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

                           (b) CAPITAL STOCK. Set forth on Schedule 5.01(b) hereto is a complete and accurate list of all Subsidiaries of each Loan Party, showing as of the date hereof (as to each such Subsidiary) the jurisdiction of its incorporation, the number of shares of each class of capital stock authorized, and the number outstanding, on the date hereof and the percentage of the outstanding shares of each such class owned (directly or indirectly) by such Loan Party and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the date hereof. All of the outstanding capital stock of all of such Subsidiaries has been validly issued, is fully paid and non-assessable and is owned by such Loan Party or one or more of its Subsidiaries free and clear of all Liens. Each such Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect and
         (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

                           (c) AUTHORIZATION; NO CONFLICT OR VIOLATION;
         COMPLIANCE WITH LAWS. The execution, delivery and performance by each Loan Party of this Agreement, the Notes, each other Loan Document and each Related Document to which it is or is to be a party, and the consummation of the transactions contemplated hereby and thereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or by-laws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934 and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award,
         (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could have a Material Adverse Effect.

                           (d) APPROVALS AND CONSENTS. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by any Loan Party of this Agreement, the Notes, any other Loan Document or any Related Document to which it is or is to be a party, or for the consummation of the transactions contemplated hereby and thereby, or (ii) the exercise by the Agent or any Lender of its rights under the Loan Documents. All applicable waiting periods in connection with each Permitted Acquisition and the other transactions contemplated hereby and by each Related Document have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

                           (e) ENFORCEABILITY. This Agreement has been, and each of the Notes and each other Loan Document when delivered hereunder will have been, duly executed and delivered by each Loan Party party thereto. This Agreement is, and each of the Notes and each other Loan Document when delivered hereunder will be, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms.

                           (f)      FINANCIAL STATEMENTS

                                    (i) The Consolidated and consolidating
                  balance sheets of the Borrower and its Subsidiaries as at January 29, 1996, and the related Consolidated and consolidating statements of income and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of KPMG Peat Marwick LLP, independent public accountants, and the Consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at May 20, 1996, and the related Consolidated and consolidating statements of income and cash flows of the Borrower and its Subsidiaries for the sixteen weeks then ended, duly certified by the chief financial officer of the Borrower, copies of which have been furnished to each Lender, fairly present, subject, in the case of said balance sheets as at May 20, 1996, and said statements of income and cash flows for the sixteen weeks then ended, to year-end audit adjustments, the Consolidated and consolidating financial condition of the Borrower and its Subsidiaries as at such dates and the Consolidated and consolidating results of the operations of the Borrower and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis, and since January 29, 1996, there has been no Material Adverse Change.

                                    (ii) The Consolidated and consolidating
                  forecasted balance sheets, income statements and cash flows statements of the Borrower and its Subsidiaries delivered to the Lenders pursuant to Section 4.01(e)(ix) or 6.03(d) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in the light of conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower's best estimate of its future financial performance.

                           (g) DISCLOSURE. Neither the Information Memorandum nor any other information, exhibit or report furnished by any Loan Party to the Agent or any Lender in connection with the negotiation of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

                           (h) LITIGATION. There is no action, suit, investigation, litigation or proceeding affecting any Loan Party or any of their Subsidiaries, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) could have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement, any Note, any other Loan Document or any Related Document or the consummation of the transactions contemplated hereby or thereby.

                           (i)      USE OF PROCEEDS.

                                    (i) No proceeds of any Advance will be used
                  to acquire any equity security of a class that is registered pursuant to Section 12 of the Securities Exchange Act of 1934 in connection with any Acquisition or proposed Acquisition of the issuer of such equity securities unless the issuer (or its board of directors) has consented to such Acquisition or proposed Acquisition of such issuer prior to such use of proceeds.
 .
                                    (ii) The Borrower is not engaged in the
                  business of extending credit for the purpose of purchasing or carrying Margin Stock.

                                    (iii) Following application of the proceeds
                  of each Advance, not more than 25 percent of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a Consolidated basis) subject to the provisions of Section 6.02(a) or 6.02(e) or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to Debt and within the scope of Section 7.01(e) will be Margin Stock.

                           (j)      PENSION PLANS.

                                    (i) No ERISA Event has occurred or is
                  reasonably expected to occur with respect to any Plan of any Loan Party or any of its ERISA Affiliates.

                                    (ii) Schedule B (Actuarial Information) to
                  the 1995 annual report (Form 5500 Series) for each Plan of any Loan Party or any of its ERISA Affiliates, copies of which have been filed with the Internal Revenue Service and furnished to the Lenders, is complete and accurate and fairly presents the funding status of such Plan, and since the date of such Schedule B there has been no material adverse change in such funding status.

                                    (iii) Neither any Loan Party nor any of its
                  ERISA Affiliates has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan.

                                    (iv) Neither any Loan Party nor any of its
                  ERISA Affiliates has been notified by the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.

                                    (v) The aggregate annualized cost
                  (including, without limitation, the cost of insurance premiums) with respect to post-retirement benefits under Welfare Plans for which the Loan Parties and their Subsidiaries are liable does not exceed $500,000.

                           (k) NO ADVERSE CONDITIONS. Neither the business nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could have a Material Adverse Effect.

                           (l)      COMPLIANCE WITH ENVIRONMENTAL LAWS.

                                    (i) The operations and properties of each
                  Loan Party and each of its Subsidiaries comply in all material respects with all Environmental Laws, all necessary Environmental Permits have been obtained and are in effect for the operations and properties of each Loan Party and its Subsidiaries, each Loan Party and its Subsidiaries are in compliance in all material respects with all such Environmental Permits, and no circumstances exist that could
                  (i) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of their properties that could have a Material Adverse Effect or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

                                    (ii) None of the properties of any Loan
                  Party or any of its Subsidiaries is listed or proposed for listing on the National Priorities List under CERCLA or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the Environmental Protection Agency or any analogous state list of sites requiring investigation or cleanup or is adjacent to any such property, and no underground storage tanks, as such term is defined in 42 U.S.C.Section 6991, are located on any property of any Loan Party or any of its Subsidiaries or, to the best of its knowledge, on any adjoining property.

                                    (iii) Neither any Loan Party nor any of its
                  Subsidiaries has transported or arranged for the transportation of any Hazardous Materials to any location that is listed or proposed for listing on the National Priorities List under CERCLA or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the Environmental Protection Agency or any analogous state list, Hazardous Materials have not been generated, used, treated, handled, stored or disposed of on, or released or transported to or from, any property of any Loan Party or any of its Subsidiaries or, to the best of its knowledge, any adjoining property, except for limited quantities required in connection with the normal operation and maintenance of such properties and used or stored at such properties in compliance with all Environmental Laws and Environmental Permits, and all other wastes generated at any such properties have been disposed of in compliance with all Environmental Laws and Environmental Permits.

                           (m) NO BURDENSOME AGREEMENTS. Neither any Loan Party nor any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that could reasonably be expected to have a Material Adverse Effect.

                           (n)      TAX INFORMATION.

                                    (i) Each Loan Party and each of its
                  Subsidiaries has filed, has caused to be filed or has been included in all tax returns (Federal, state, local and foreign) required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties.

                                    (ii) Set forth on Schedule 5.01(n) hereto is
                  a complete and accurate list, as of the date hereof, of each taxable year of the Borrower for which Federal income tax returns have been filed and for which the expiration of the applicable statute of limitations for assessment or collection has not occurred by reason of extension or otherwise (an "OPEN YEAR").

                                    (iii) The aggregate unpaid amount, as of the
                  date hereof, of adjustments to the Federal income tax liability of the Borrower proposed by the Internal Revenue Service with respect to Open Years does not exceed $1,000,000. No issues have been raised by the Internal Revenue Service in respect of Open Years that, in the aggregate, could have a Material Adverse Effect.

                                    (iv) The aggregate unpaid amount, as of the
                  date hereof, of adjustments to the state, local and foreign tax liability of the Borrower and its Subsidiaries proposed by all state, local and foreign taxing authorities (other than amounts arising from adjustments to Federal income tax returns) does not exceed $1,000,000. No issues have been raised by such taxing authorities that, in the aggregate, could have a Material Adverse Effect.

                           (o) NO INVESTMENT COMPANY. Neither any Loan Party nor any of its Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

                           (p) SOLVENCY. Each Loan Party is, individually and together with its Subsidiaries, Solvent.

                           (q) DEBT OF THE BORROWER AND ITS SUBSIDIARIES.

                                    (i) Set forth on Schedule 5.01(q) hereto is
                  a complete and accurate list of all existing Debt (other than Surviving Debt), showing as of the date set forth on such Schedule the principal amount outstanding thereunder.

                                    (ii) Set forth on Schedule 4.01(a) hereto is
                  a complete and accurate list of all Surviving Debt, showing as of the date set forth on such Schedule the principal amount outstanding thereunder (and such principal amount does not, as of the Closing Date, exceed the amount set forth on such Schedule).

                           (r) INVESTMENTS. Set forth on Schedule 5.01(r) hereto is a complete and accurate list of all Investments held by any Loan Party, showing as of the date hereof the amount, obligor or issuer and maturity, if any, thereof.

                           (s) OTHER AGREEMENTS. Schedule 5.01(s) sets forth a complete and accurate list as of the date hereof of (i) all joint venture and partnership agreements to which the Borrower or any of its Subsidiaries is a party, and (ii) all covenants not to compete restricting the Borrower or any of its Subsidiaries to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries is bound.

                                   ARTICLE VI
                            COVENANTS OF THE BORROWER

                  SECTION 6.01. AFFIRMATIVE COVENANTS. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the Borrower will, unless the Required Lenders shall otherwise consent in writing:

                           (a) COMPLIANCE WITH LAWS, ETC. Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970.

                           (b) PAYMENT OF TAXES, ETC. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

                           (c) COMPLIANCE WITH ENVIRONMENTAL LAWS. Comply, and cause each of its Subsidiaries and all lessees and other Persons occupying its properties to comply, in all material respects, with all Environmental Laws and Environmental Permits applicable to its operations and properties; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

                           (d) MAINTENANCE OF INSURANCE. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates.

                           (e) PRESERVATION OF CORPORATE EXISTENCE, ETC. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Borrower and its Subsidiaries may consummate any merger or consolidation permitted under
         Section 6.02(d) and provided further, neither the Borrower nor any of its Subsidiaries shall be required to preserve any right or franchise if the Board of Directors of the Borrower or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Borrower, such Subsidiary or the Lenders.

                           (f) VISITATION RIGHTS. At any reasonable time and from time to time, in each case upon not less than 3 Business Days' prior notice (unless the Borrower shall agree to less notice and except that no such prior notice shall be required if an Event of Default has occurred and is continuing), permit the Agent or any of the Lenders or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any of its Subsidiaries with any of their officers or directors and with their independent certified public accountants.

                           (g) KEEPING OF BOOKS. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower and each such Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

                           (h) MAINTENANCE OF PROPERTIES, ETC. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

                           (i) COMPLIANCE WITH TERMS OF LEASEHOLDS. Make all payments and otherwise perform all obligations in respect of all leases of real property, keep all such leases that are used or useful in the conduct of the business of the Borrower and its Subsidiaries in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify the Agent of any default by any party with respect to such leases and cooperate with the Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so.

                           (j) PERFORMANCE OF RELATED DOCUMENTS. Perform and observe all of the terms and provisions of each Related Document to be performed or observed by it, maintain each such Related Document in full force and effect and enforce such Related Document in accordance with its terms.

                           (k) TRANSACTIONS WITH AFFILIATES. Conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates on terms that are fair and reasonable and no less favorable to the Borrower or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

                           (l) ADDITIONAL LOAN PARTIES. Substantially concurrently with the formation or acquisition of any Subsidiary of the Borrower, cause such Subsidiary to guarantee all Obligations of the Borrower hereunder and under the Notes by executing and delivering to the Agent an amendment to Guaranty in substantially the form of Exhibit G.

                  SECTION 6.02. NEGATIVE COVENANTS. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the Borrower will not, at any time, without the written consent of the Required Lenders or, if required under Section 9.01, of all of the Lenders:

                           (a) LIENS, ETC. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien on or with respect to any of its properties of any character (including, without limitation, accounts) whether now owned or hereafter acquired, or sign or file, or permit any of its Subsidiaries to sign or file, under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Borrower or any of its Subsidiaries as debtor, or sign, or permit any of its Subsidiaries to sign, any security agreement authorizing any secured party thereunder to file such financing statement, or assign, or permit any of its Subsidiaries to assign, any accounts or other right to receive income, excluding, however, from the operation of the foregoing restrictions the following:

                                    (i) Permitted Liens;

                                    (ii) the Liens described on Schedule
                  6.02(a);

                                    (iii) purchase money Liens upon or in
                  property acquired or held by the Borrower or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such property or to secure Debt incurred solely for the purpose of financing the acquisition of any such property to be subject to such Liens, or Liens existing on any such property at the time of acquisition, or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount; provided, however, that no such Lien shall extend to or cover any property other than the property being acquired, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the Lien being extended, renewed or replaced; and provided further that the aggregate principal amount of the Debt secured by Liens permitted by this clause
                  (iii) shall not exceed $1,000,000 at any time outstanding and that any such Debt shall not otherwise be prohibited by the terms of the Loan Documents;

                                    (iv) Liens arising in connection with
                  Capitalized Leases permitted under Section 6.02(c);

                                    (v) Liens securing Debt permitted under
                  Section 6.02(b)(iii)(D); provided, however, that no such Lien shall extend to or cover any property other than the property subject to such Lien immediately prior to the consummation of the Permitted Acquisition pursuant to which the Debt secured by such Lien was acquired;

                                    (vi) other Liens securing Debt outstanding
                  in an aggregate principal amount not to exceed $5,000,000;

                                    (vii) Liens securing Permitted Acquisition
                  Financing so long as such Liens do not extend to the capital stock of any of the Borrower's Subsidiaries; and

                                    (viii) the replacement, extension or renewal
                  of any Lien permitted by clause (ii) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Debt secured thereby.

                           (b) DEBT. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt other than:

                                    (i) in the case of the Borrower,

                                             (A) Debt under the Loan Documents,

                                             (B) Permitted Subordinated Debt in
                           an aggregate principal amount at any time outstanding not to exceed $15,000,000 minus the aggregate principal amount of any Permitted Acquisition Financing then outstanding (or, in the case of Permitted Acquisition Financing consisting of a sale-leaseback transaction, the aggregate remaining lease payments in respect thereof less reasonable amounts in respect of such payments properly attributable to interest, taxes, insurance, maintenance and other similar charges),

                                             (C) Debt in respect of Hedge
                           Agreements in an aggregate notional amount not to exceed $5,000,000 at any time outstanding;

                                    (ii) in the case of any of its Subsidiaries,
                  Debt owed to the Borrower or to a wholly-owned Subsidiary of the Borrower; and

                                    (iii) in the case of the Borrower and any of
                  its Subsidiaries,

                                             (A) Debt under the Loan Documents,

                                             (B) Debt secured by Liens permitted
                                    by Section 6.02(a)(iii) not to exceed in the aggregate the amount set forth in such Section,

                                             (C) the Surviving Debt, and any
                                    Debt extending the maturity of, or refunding or refinancing, in whole or in part, any Surviving Debt, provided that the terms of any such extending, refunding or refinancing Debt, and of any agreement entered into and of any instrument issued in connection therewith, are otherwise permitted by the Loan Documents and further provided that the principal amount of such Surviving Debt shall not be increased above the principal amount thereof outstanding immediately prior to such extension, refunding or refinancing, and the direct and contingent obligors therefor shall not be changed, as a result of or in connection with such extension, refunding or refinancing,

                                             (D) (1) Debt of Summit acquired as
                                    a result of (but not incurred in
                                    contemplation of) the Summit Acquisition in an aggregate principal amount not to exceed $15,000,000, and (2) purchase money Debt of any Person acquired in a Permitted Acquisition and assumed in connection with (but not incurred in contemplation of) such Permitted Acquisition in an aggregate principal amount not to exceed $5,000,000 (it being understood that this limitation does not apply to Debt under Capitalized Leases) at any one time outstanding, and
                                    (3) Debt in respect of the Permitted
                                    Acquisition Financing in an aggregate
                                    principal amount not to exceed $15,000,000,

                                             (E) Debt in respect of Capitalized
                                    Leases permitted under Section 6.02(c), and

                                             (F) indorsement of negotiable
                                    instruments for deposit or collection or similar transactions in the ordinary course of business.


                           (c) LEASE OBLIGATIONS. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any obligations as lessee (i) for the rental or hire of real or personal property in connection with any sale and leaseback transaction other than the Permitted Acquisition Financing, or (ii) for the rental or hire of other real or personal property of any kind under leases or agreements to lease including Capitalized Leases except in the case of this clause (iii) for leases (including Capitalized Leases) entered into for fair market value in the ordinary course of business of the Borrower and its Subsidiaries.

                           (d) MERGERS, ETC. Merge into or consolidate with any Person or permit any Person to merge into it, or permit any of its Subsidiaries to do so, except that (i) any Subsidiary of the Borrower may merge into or consolidate with any wholly owned Subsidiary of the Borrower provided that, in the case of any such consolidation, the Person formed by such consolidation shall be a wholly owned Subsidiary of the Borrower, (ii) any of the Borrower's Subsidiaries that is Solvent may merge into the Borrower and (iii) each of the Borrower and any of its Subsidiaries may merge or consolidate with any other Solvent Person acquired in a Permitted Acquisition permitted hereunder; provided, however, that in each case, immediately after giving effect thereto, no event shall occur and be continuing that constitutes a Default and, in the case of any such merger to which the Borrower or any Guarantor is a party, the Borrower or such Guarantor is the surviving corporation.

                           (e) SALES, ETC. OF ASSETS. Sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets except:

                                    (i) sales of inventory in the ordinary
                  course of its business;

                                    (ii) the sale by the Borrower and its
                  Subsidiaries, after the consummation of the Summit Acquisition, of assets used in connection with the operation of JB's Restaurants (and not necessary to the continued operation of the business acquired in the Summit Acquisition other than JB's Restaurants), so long as the purchase price paid to the Borrower or such Subsidiary for such assets shall be no less than the fair market value of such assets at the time of such sale;

                                    (iii) the sale of any other asset by the
                  Borrower or any of its Subsidiaries (other than a bulk sale of inventory and a sale of receivables other than delinquent accounts for collection purposes only and other than a sale of any capital stock of Carl Karcher Enterprises, Inc.) so long as (A) the purchase price paid to the Borrower or such Subsidiary for such asset shall be no less than the fair market value of such asset at the time of such sale, (B) the purchase price for such asset shall be paid to the Borrower or such Subsidiary solely in cash (except for non-cash consideration in the form of promissory notes maturing not later than 2 years after the date of issuance and in an aggregate principal amount for all such promissory notes not to exceed $5,000,000 at any one time outstanding) and Cash Equivalents, (C) the aggregate fair market value of such asset and all other assets sold by the Borrower and its Subsidiaries during the same Fiscal Year pursuant to this clause (iii) shall not exceed 20% of the total assets of the Borrower and its Subsidiaries determined on a Consolidated basis in accordance with GAAP, and (D) the Borrower shall, on the date of such sale, prepay the Advances pursuant to, and in the order of priority set forth in,
                  Section 2.05(b) in an aggregate principal amount equal to the Net Cash Proceeds received by the Borrower or such Subsidiary from the sale of such asset; and

                                    (iv) so long as no Default shall occur and
                  be continuing, the grant of any option or other right to purchase any asset in a transaction which would be permitted under the provisions of the preceding clauses (ii) and (iii).

                           (f) ACQUISITIONS; INVESTMENTS IN OTHER PERSONS. Make, or permit any of its Subsidiaries to make, any Acquisition or make or hold, or permit any of its Subsidiaries to make or hold, any Investment in any Person other than:

                                    (i) Investments by the Borrower and its
                  Subsidiaries in their Subsidiaries outstanding on the date hereof and additional investments in wholly-owned Subsidiaries of the Borrower in an aggregate amount invested from the date hereof not to exceed $5,000,000;

                                    (ii) loans and advances to officers and
                  employees of the Borrower and its Subsidiaries in the ordinary course of the business of the Borrower and its Subsidiaries as presently conducted in an aggregate principal amount not to exceed $1,000,000 at any time outstanding;

                                    (iii) (A) Investments by the Borrower and
                  its Subsidiaries in Cash Equivalents, (B) Investments set forth on Schedule 5.01(r), and (C) Investments consisting of promissory notes permitted to be received as consideration in connection with asset dispositions permitted under Section 6.02(e);

                                    (iv) other Designated Investments in an
                  aggregate amount invested and not recovered not to exceed at any one time (A) $15,000,000 minus (B) the amount, if any, by which the aggregate consideration paid by the Borrower and its Subsidiaries in connection with all Permitted Acquisitions after the date hereof (excluding from the calculation of such aggregate consideration (I) consideration paid in the form of common stock of the Borrower, and (II) consideration paid with the proceeds of Permitted Subordinated Debt or Permitted Acquisition Financing) exceeds the sum of (1) $10,000,000 plus
                  (2) the Additional Investment Amount;

                                    (v) Permitted Acquisitions, on the condition
                  that, in the case of each Permitted Acquisition and giving effect to such Acquisition, the conditions referred to in clauses (A) through (G) below are satisfied (it being understood that, for purposes of clause (B) below, the phrase "the Borrower and its Subsidiaries" and the phrase "Consolidated" shall be deemed to include the Person or assets to be acquired as though such Person or assets were a Subsidiary of the Borrower):

                                    (A) the Person or assets to be acquired
                           satisfy the criteria set forth in the definition of "Permitted Acquisition" contained in Section 1.01;

                                    (B) the Borrower shall have delivered to the
                           Agent a certificate of the chief financial officer of the Borrower, in form and substance satisfactory to the Agent, demonstrating compliance by the Borrower and its Subsidiaries with the covenants set forth in
                           Section 6.04, on a pro forma basis after giving effect to such Acquisition, for a period of four fiscal quarters after the date of such Acquisition;

                                    (C) the representations and warranties
                           contained in each Loan Document are correct in all material respects on and as of the date of such Acquisition, after giving effect to such Acquisition, as though made on and as of such date, other than any such representations and warranties that by their terms are specifically made as of a date other than such date;

                                    (D) no event has occurred and is continuing
                           on the date of such Acquisition, or would result from such Acquisition, that constitutes a Default or an Event of Default;

                                    (E) that such Acquisition would not, as of
                           the date of such Acquisition, have a Material Adverse Effect;

                                    (F) if such Acquisition is not financed, in
                           whole or in part, with the proceeds of Revolving B Advances, the Borrower, its Subsidiaries and the Person being acquired, as applicable, shall have complied with the provisions of Section 4.03 with respect to such Acquisition prior to the consummation thereof as if such Acquisition were financed with the proceeds of Revolving B Advances; and

                                    (G) the aggregate consideration paid by the
                           Borrower and its Subsidiaries in connection with all Permitted Acquisitions after the date hereof (excluding from the calculation of such aggregate consideration (I) consideration paid in the form of common stock of the Borrower, and (II) consideration paid with the proceeds of Permitted Subordinated Debt or Permitted Acquisition Financing) shall not exceed
                           (1) the sum of (a) $25,000,000 plus (b) the
                           Additional Investment Amount minus (2) the aggregate amount invested and not recovered in connection with all Designated Investments after the date hereof.

                           (g) DIVIDENDS, ETC. Declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholders as such, or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of the Borrower or any warrants, rights or options to acquire such capital stock or to issue or sell any capital stock or any warrants, rights or options to acquire such capital stock, except that, so long as no Default shall have occurred and be continuing, the Borrower may:

                                    (i) declare and deliver dividends and
                  distributions payable only in common stock of the Borrower;
                  and

                                    (ii) declare and pay cash dividends to its
                  stockholders and purchase, redeem, retire or otherwise acquire shares of its own outstanding capital stock for cash if after giving effect thereto the aggregate amount of such dividends, purchases, redemptions, retirements and acquisitions paid or made after the date hereof would be less than the sum of $5,000,000 plus 50% of Consolidated Net Income of the Borrower for the fiscal year immediately preceding the year in which such dividend, purchase, redemption, retirement or acquisition is paid or made.

                           (h) CHANGE IN NATURE OF BUSINESS. Make, or permit any of its Subsidiaries to make, any material change in the nature of its business as carried on at the date hereof.

                           (i) CHARTER AMENDMENTS. Amend, or permit any of its Subsidiaries to amend, its certificate of incorporation or bylaws in any manner that could adversely effect the Agent or any Lender Party.

                           (j) ACCOUNTING CHANGES. Make or permit, or permit any of its Subsidiaries to make or permit, any change in accounting policies or reporting practices, except as required by generally accepted accounting principles.

                           (k) PREPAYMENTS, ETC. OF DEBT. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt, other than (i) the prepayment of the Advances in accordance with the terms of this Agreement and (ii) regularly scheduled or required repayments or redemptions of Surviving Debt, or amend, modify or change in any manner any term or condition of any Surviving Debt or Subordinated Debt, or permit any of its Subsidiaries to do any of the foregoing other than to prepay any Debt payable to the Borrower.

                           (l) PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES. Enter into or permit to exist, or permit any of its Subsidiaries to enter into or permit to exist, any agreement, instrument or other document which directly or indirectly prohibits or restricts in any manner, or would have the effect of prohibiting or restricting in any manner, the ability of any of the Borrower's Subsidiaries to (i) pay dividends or make any other distributions in respect of its capital stock or any other equity interest or participation in its profits owned by the Borrower or any of its Subsidiaries, or pay or repay any Debt owed to the Borrower or any of its Subsidiaries, (ii) make loans or advances to the Borrower, or (iii) transfer any of its properties or assets to the Borrower or any of its Subsidiaries.

                           (m) PARTNERSHIPS. Become a general partner in any general or limited partnership, or permit any of its Subsidiaries to do so, other than any Subsidiary the sole assets of which consist of its interest in such partnership.

                  SECTION 6.03. REPORTING REQUIREMENTS. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the Borrower will, unless the Required Lenders shall otherwise consent in writing, furnish to the Lenders:

                           (a) DEFAULT NOTICE. Within two Business Days after the occurrence of each Default continuing on the date of such statement, a statement of the chief financial officer of the

         Borrower setting forth details of such Default and the action that the Borrower has taken and proposes to take with respect thereto.

                           (b) QUARTERLY FINANCIALS. As soon as available and, in any event, within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, Consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such quarter and Consolidated and consolidating statements of income and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of the Borrower as having been prepared in accordance with GAAP, together with (i) a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto and
         (ii) a schedule in form satisfactory to the Agent of the computations used by the Borrower in determining compliance with the covenants contained in Sections 6.02(a), (b), (e), (f), and (g) and Section 6.04.

                           (c) ANNUAL FINANCIALS. As soon as available and, in any event, within 90 days after the end of each fiscal year of the Borrower, a copy of the annual audit report for such year for the Borrower and its Subsidiaries, including therein Consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal year and Consolidated and consolidating statements of income and cash flows of the Borrower and its Subsidiaries for such fiscal year, in each case accompanied by an opinion acceptable to the Required Lenders of KPMG Peat Marwick LLP or other independent public accountants of recognized national standing acceptable to the Required Lenders, together with (i) a certificate of such accounting firm to the Lenders stating that in the course of the regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, (ii) a certificate of the chief financial officer of the Borrower stating that no Default has occurred and is continuing or, if a default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto, and
         (iii) a schedule in form satisfactory to the Agent of the computations used by the Borrower in determining compliance with the covenants contained in Sections 6.02(a), (b), (e), (f), and (g) and Section 6.04.

                           (d) ANNUAL FORECASTS. No later than 45 days after the beginning of each fiscal year of the Borrower, forecasts prepared by management of the Borrower, in form reasonably satisfactory to the Agent, of balance sheets, income statements and cash flow statements for such fiscal year and on an annual basis for each fiscal year thereafter until the Termination Date.

                           (e) ERISA EVENTS. Promptly and in any event within 10 days after any Loan Party or any of its ERISA Affiliates knows or has reason to know that any ERISA Event with respect to any Loan Party or any of its ERISA Affiliates has occurred, a statement of the chief financial officer of the Borrower describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto.

                           (f) PLAN TERMINATIONS. Promptly and in any event within two Business Days after receipt thereof by any Loan Party or any of its ERISA Affiliates, copies of each notice from the PBGC stating its intention to terminate any Plan of any Loan Party or any of its ERISA Affiliates or to have a trustee appointed to administer any such Plan.

                           (g) PLAN ANNUAL REPORTS. Promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan of each Loan Party or any of its ERISA Affiliates.

                           (h) MULTIEMPLOYER PLAN NOTICES. Promptly and in any event within five Business Days after receipt thereof by any Loan Party or any of its ERISA Affiliates from the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates, copies of each notice concerning (i) the imposition of Withdrawal Liability by any such Multiemployer Plan, (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by such Loan Party or any of its ERISA Affiliates in connection with any event described in clause (i) or (ii).

                           (i) LITIGATION. Promptly after the commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party or any of its Subsidiaries of the type described in Section 5.01(h), and promptly after the occurrence thereof, notice of any material adverse change in the status or the financial effect on any Loan Party or any of their Subsidiaries of any such action, suit, investigation, litigation or proceeding.

                           (j) PRESS RELEASES; SECURITIES REPORTS. Promptly after the sending or filing thereof, copies of all material press releases and of all proxy statements, financial statements and reports that any Loan Party or any of its Subsidiaries sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements, that any Loan Party or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange.

                           (k) CREDITOR REPORTS. Promptly after the furnishing thereof, copies of any statement or report furnished to any other holder of the securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to any other clause of this Section 6.03.

                           (l) ENVIRONMENTAL CONDITIONS. Promptly after the occurrence thereof, notice of any condition or occurrence on any property of any Loan Party or any of its Subsidiaries that results in a material noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit or could (i) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or such property that could have a Material Adverse Effect or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

                           (m) OTHER INFORMATION. Such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Subsidiaries as any Lender may from time to time reasonably request.

                  SECTION 6.04. FINANCIAL COVENANTS. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender shall have any Commitment hereunder, the Borrower will, unless the Required Lenders otherwise consent in writing:

                           (a) CONSOLIDATED TANGIBLE NET WORTH. Maintain at all times a Consolidated Tangible Net Worth of not less than the sum of (i) $90,000,000, plus (ii) 50% of cumulative Consolidated Net Income for all fiscal quarters of the Borrower ended since the date hereof in which Consolidated Net Income is positive (and without any deduction for any fiscal quarter in which Consolidated Net Income is negative), plus (iii) 100% of the Net Cash Proceeds of any equity offering by the Borrower.

                           (b) LEVERAGE RATIO. Maintain at all times a Leverage Ratio of not more than 4.75 to 1.0.

                           (c) FIXED CHARGE COVERAGE RATIO. Maintain for each period of four consecutive fiscal quarters a ratio of Consolidated EBITDAR of the Borrower and its Subsidiaries for such period to the sum, without duplication, of (i) interest payable on, and amortization of debt discount in respect of, all Debt during such period (including the interest portion of all Capitalized Leases) plus (ii) rentals payable under leases of real or personal, or mixed, property during such period plus (iii) cash taxes payable during such period plus (iv) principal amounts of all Funded Debt payable during such period by the Borrower and its Subsidiaries of not less than (A) 1.10 to 1.0 for each such period ending prior to January 26, 1998, and (B) 1.30 to 1.0 for each such period ending on or after January 26, 1998.

                           (d) CONSOLIDATED FUNDED DEBT TO CONSOLIDATED TOTAL CAPITALIZATION RATIO. Maintain a ratio of Consolidated Funded Debt to Consolidated Total Capitalization of not more than (i) 0.60 to 1.0 at all times prior to January 26, 1998, and (ii) 0.50 to 1.0 at all times on or after January 26, 1998.

                           (e) CAPITAL EXPENDITURES. Not make, or permit any of its Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Borrower and its Subsidiaries in any fiscal year to exceed $70,000,000; provided, however, that the Borrower and its Subsidiaries may make Capital Expenditures in any fiscal year in an aggregate additional amount equal to the excess, if any, of (i) $70,000,000 over (ii) the actual aggregate Capital Expenditures of the Borrower and its Subsidiaries on a Consolidated basis for the immediately preceding fiscal year.

                                   ARTICLE VII
                                EVENTS OF DEFAULT

                  SECTION 7.01. EVENTS OF DEFAULT. If any of the following events ("EVENTS OF DEFAULT") shall occur and be continuing:

                           (a) the Borrower shall fail to pay any principal of, or interest on, any Advance, or any Loan Party shall fail to make any other payment under any Loan Document, in each case when the same becomes due and payable; or

                           (b) any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

                           (c) the Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 6.01(e) or (f), 6.02,
         6.03 or 6.04; or

                           (d) any Loan Party shall fail to perform any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Agent or any Lender; or

                           (e) any Loan Party or any of its Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt that is outstanding in a principal or notional amount of at least $5,000,000 in the aggregate (but excluding Debt outstanding hereunder) of such Loan Party or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt (or after the effectiveness of any applicable waiver); or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument (or after the effectiveness of any applicable waiver), if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt or otherwise to cause, or to permit the holder thereof to cause, such Debt to mature; or any such Debt shall be declared to be due and payable or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

                           (f) any Loan Party or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

                           (g) any judgment or order for the payment of money in excess of $5,000,000 shall be rendered against any Loan Party or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                           (h) any non-monetary judgment or order shall be rendered against any Loan Party or any of its Subsidiaries that could have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                           (i) any material provision of any Loan Document after delivery thereof pursuant to Section 4.01 shall for any reason cease to be valid and binding on or enforceable against any Loan Party party to it, or any such Loan Party shall so state in writing; or

                           (j) (i) any Person or two or more Persons acting in concert other than the Controlling Stockholders shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
         1934), directly or indirectly, of Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 20% or more of the combined voting power of all Voting Stock of the Borrower; or (ii) during any period of up to 24 consecutive months, commencing after the date of this Agreement, individuals who at the beginning of such 24-month period were directors of the Borrower shall cease for any reason to constitute a majority of the board of directors of the Borrower; or (iii) any Person or two or more Persons acting in concert other than the Controlling Stockholders shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, the power to exercise control over Voting Stock of the Borrower (or other securities convertible into such securities) representing 20% or more of the combined voting power of all Voting Stock of the Borrower; or

                           (k) the Borrower shall cease for any reason to own 100% of the capital stock of Carl Karcher Enterprises, Inc.; or

                           (l) any ERISA Event shall have occurred with respect to a Plan of any Loan Party or any of its ERISA Affiliates and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans of the Loan Parties and their ERISA Affiliates with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and their ERISA Affiliates related to such ERISA Event) exceeds $5,000,000; or

                           (m) any Loan Party or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and their ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $5,000,000 or requires payments exceeding $1,000,000 per annum; or

                           (n) any Loan Party or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Loan Parties and their ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $5,000,000;

then, and in any such event, the Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the obligation of each Lender to make Advances and of the L/C Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and
(ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Notes and the Advances, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes and Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to any Loan Party under the Federal Bankruptcy Code, (x) the obligation of each Lender to make Advances and of the L/C Bank to Issue Letters of Credit shall automatically be terminated and (y) the Notes and Advances, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

                  SECTION 7.02. ACTIONS IN RESPECT OF THE LETTERS OF CREDIT UPON DEFAULT. If any Event of Default shall have occurred and be continuing, the Agent may, irrespective of whether it is taking any of the actions described in
Section 7.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Agent on behalf of the Lenders in same day funds at the Agent's office designated in such demand, for deposit to a non-interest bearing account established by the Agent for such purposes (the "L/C CASH COLLATERAL ACCOUNT"), an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding (and the Borrower hereby grants to the Agent, for the ratable benefit of the Agent and each Lender Party, a continuing security interest in all amounts at any time on deposit in the L/C Cash Collateral Account to secure all Letter of Credit Obligations from time to time outstanding). If at any time the Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Agent and the Lenders or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit, the Borrower will, forthwith upon demand by the Agent, pay to the Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Agent determines to be free and clear of any such right and claim.

                                  ARTICLE VIII
                                    THE AGENT

                  SECTION 8.01. AUTHORIZATION AND ACTION. Each Lender hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes and the Debt resulting from the Advances), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to this Agreement or applicable law. The Agent agrees to give to each Lender prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

                  SECTION 8.02. AGENT'S RELIANCE, ETC. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (i) may treat the payee of any Note as the holder thereof until the Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in
Section 9.07; (ii) may consult with legal counsel (including counsel for any Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with the Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Loan Document on the part of any Loan Party or to inspect the property (including the books and records) of any Loan Party; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of any Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                  SECTION 8.03. NATIONSBANK AND AFFILIATES. With respect to its Commitments, the Advances made by it and the Notes issued to it, NationsBank shall have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include NationsBank in its individual capacity. NationsBank and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Loan Party, any of their Subsidiaries and any Person who may do business with or own securities of any Loan Party or any such Subsidiary, all as if NationsBank were not the Agent and without any duty to account therefor to the Lenders.

                  SECTION 8.04. LENDER CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in Section 5.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  SECTION 8.05. INDEMNIFICATION. Each Lender severally agrees to indemnify the Agent (to the extent not promptly reimbursed by the Borrower) from and against such Lender's ratable share of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Agent under the Loan Documents; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any costs and expenses payable by the Borrower under Section 9.04, to the extent that the Agent is not promptly reimbursed for such costs and expenses by the Borrower. For purposes of this Section 8.05, the Lenders' respective ratable shares of any amount shall be determined, at any time, according to the sum of
(a) the aggregate principal amount of the Advances (other than L/C Advances) outstanding at such time and owing to the respective Lenders, plus (b) their respective Pro Rata Shares of the aggregate Letter of Credit Obligations outstanding at such time, plus (c) the aggregate unused portions of their respective Term Commitments at such time plus (d) their respective Unused Revolving A Commitments and Unused Revolving B Commitments at such time. The failure of any Lender to reimburse the Agent promptly upon demand for its ratable share of any amount required to be paid by the Lenders to the Agent as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse the Agent for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse the Agent for such other Lender's ratable share of such amount.

                  SECTION 8.06. SUCCESSOR AGENTS. The Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent (which successor Agent shall, so long as no Event of Default has occurred and is continuing, be approved by the Borrower, such approval not to be unreasonably withheld). If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent (which successor Agent shall, so long as no Event of Default has occurred and is continuing, be approved by the Borrower, such approval not to be unreasonably withheld), which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent and upon the execution and filing or recording of such agreements, instruments or notices, as may be necessary or desirable, or as the Required Lenders may reasonably request, in order to evidence the succession of the successor Agent, such successor Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                                   ARTICLE IX
                                  MISCELLANEOUS

                  SECTION 9.01. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders (and, in the case of any such amendment, the Borrower), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following at any time: (i) waive any of the conditions specified in Section 4.01 or, in the case of the initial Borrowing, 4.02, (ii) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Advances, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder or change the definition of Required Lenders, (iii) amend this Section 9.01, (iv) increase the Term Commitment, the Revolving A Commitment or the Revolving B Commitment of any Lender or subject any Lender to any additional obligations, (v) reduce the principal of, or interest on, the Advances or any fees or other amounts payable hereunder or (vi) postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder (it being understood that the Required Lenders may amend or waive the provisions of Sections 2.05(b)(ii) and (iii)); provided further that no amendment, waiver or consent shall, unless in writing and signed by each Issuing Bank, in addition to the Lenders required above to take such action, affect the rights or obligations of any Issuing Bank under this Agreement; and provided further that no amendment, waiver

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
or consent shall, unless in writing and signed by the Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Agent under this Agreement or any other Loan Document.

                  SECTION 9.02. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy, telex or cable communication) and mailed, telegraphed, telecopied, telexed, cabled or delivered, if to the Borrower, at its address at 1200 North Harbor Boulevard, Anaheim, California 92801, Telecopier No. (714) 490-3695, Attn: Robert E. Wheaton; if to any Initial Lender, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender; and if to the Agent, at its address at 901 Main Street, Dallas, Texas 75202, Telecopier No.: (214) 508-2118,
Attn: Marie Lancaster, Agency Services, with a copy to NationsBank, 444 South Flower Street, Suite 4100, Los Angeles, California 90071-2901, Telecopier No.
(213) 624-5815, Attn: Tom F. Scharfenberg; or, as to the Borrower or the Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Agent. All such notices and communications shall, when mailed, telegraphed, telecopied, telexed or cabled, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to the Agent pursuant to Article II, III or VII shall not be effective until received by the Agent.

                  SECTION 9.03. NO WAIVER; REMEDIES. No failure on the part of any Lender or the Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 9.04. COSTS AND EXPENSES. (a) The Borrower agrees to pay on demand (i) all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents (including, without limitation, (A) all due diligence, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and expenses and (B) the reasonable fees and expenses of counsel for the Agent with respect thereto, with respect to advising the Agent as to its rights and responsibilities, or the protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with any Loan Party or with other creditors of any Loan Party or any of its Subsidiaries arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding involving creditors' rights and any proceeding ancillary thereto) and (ii) all costs and expenses of the Agent, the Lenders and the Issuing Banks in connection with the enforcement of the Loan Documents, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights or otherwise (including, without limitation, the reasonable fees and expenses of counsel for the Agent and each Lender with respect thereto).

                  (b) The Borrower agrees to indemnify and hold harmless the Agent, each Lender, each Issuing Bank and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "INDEMNIFIED PARTY") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of, or in connection with the preparation for a defense of, any investigation, litigation or proceeding arising out of, related to or in connection with (i) this Agreement, any Loan Document, the actual or proposed use of the proceeds of any Advances or Letters of Credit hereunder or any transactions contemplated hereby, (ii) any Acquisition or proposed Acquisition (including, without limitation, any Permitted Acquisition and any of the other transactions contemplated hereby) by or involving the Borrower or any of its Subsidiaries, or (iii) the actual or alleged presence of Hazardous Materials on any property of any Loan Party or any of its Subsidiaries or any Environmental Action relating in any way to any Loan Party or any of its Subsidiaries, in each case whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, shareholders or creditors or an Indemnified Party or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. The Borrower also agrees not to assert any claim against the Agent, any Lender, any of their affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein or in any other Loan Document or the actual or proposed use of the proceeds of the Advances.

                  (c) If any payment of principal of, or Conversion of, any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Advance, as a result of a payment or conversion pursuant to Section 2.08(b)(i) or 2.09(d), acceleration of the maturity of the Notes and Advances pursuant to Section 7.01 or for any other reason, the Borrower shall, upon demand by such Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

                  (d) If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it under any Loan Document, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of such Loan Party by the Agent or any Lender, in its sole discretion.

                  SECTION 9.05. RIGHT OF SET-OFF. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 7.01 to authorize the Agent to declare the Notes and Advances due and payable pursuant to the provisions of
Section 7.01, each Lender and each of is Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Affiliate to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement and the Note or Notes held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Note or Notes and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender and its Affiliates may have.

                  SECTION 9.06. BINDING EFFECT. This Agreement shall become effective when it shall have been executed by the Borrower, the Agent and each Initial Lender and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders.

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
                  SECTION 9.07. ASSIGNMENTS AND PARTICIPATIONS. (a) Each Lender may and, if demanded by the Borrower (which demand may only be made within 30 days after a demand by such Lender pursuant to Section 2.08 or 2.10) upon at least 10 Business Days' notice to such Lender and the Agent, will assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment or Commitments, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of all of the Facilities, (ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the aggregate amount of the Commitments and Advances of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000, (iii) each such assignment shall be to an Eligible Assignee, (iv) each such assignment made as a result of a demand by the Borrower pursuant to this Section 9.07(a) shall be arranged by the Borrower after consultation with the Agent and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that together cover all of the rights and obligations of the assigning Lender under this Agreement, (v) no Lender shall be obligated to make any such assignment as a result of a demand by the Borrower pursuant to this Section 9.07(a) unless and until such Lender shall have received one or more payments from either the Borrower or one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Lender under this Agreement, and (vi) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and

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
information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender or Issuing Bank, as the case may be.

                  (c) The Agent shall maintain at its address referred to in
Section 9.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment under each Facility of, and principal amount of the Advances owing under each Facility to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, together with any Note or Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit A hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for the surrendered Note or Notes a new Note to the order of such Eligible Assignee in an amount equal to the Commitment and Advances assumed by it under each Facility pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment and Advances hereunder, a new Note to the order of the assigning Lender in an amount equal to the Commitment and Advances retained by it under each Facility. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A hereto.

                  (e) Each Lender may sell participations in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Notes, the Advances or any fees or other amounts payable hereunder, in each case to the extent subject to such participation.

                  (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to any Loan Party furnished to such Lender

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
by or on behalf of the Borrower or any other Loan Party; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender.

                  (g) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

                  SECTION 9.08. GOVERNING LAW. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of California.

                  SECTION 9.09. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 9.10. CONFIDENTIALITY. Neither the Agent nor any Lender shall disclose any Confidential Information to any Person without the consent of the Borrower, other than (a) to the Agent's or such Lender's Affiliates and their officers, directors, employees, agents and advisors and to actual or prospective Eligible Assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process and (c) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking.

                  SECTION 9.11. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENT, EACH LENDER AND EACH ISSUING BANK HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE ADVANCES , ANY LETTER OF CREDIT OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        CKE RESTAURANTS, INC.


                                        By:
                                              ----------------------------------
                                              Title:


                                        NATIONSBANK OF TEXAS, N.A.,
                                              as Agent


                                        By:
                                              ----------------------------------
                                              Title:

                                        L/C BANK

                                        NATIONSBANK OF TEXAS, N.A.

                                        By:
                                              ----------------------------------
                                              Title:

                                        INITIAL LENDERS:

                                        NATIONSBANK OF TEXAS, N.A.


                                        By:
                                              ----------------------------------
                                              Title:


                                        BANK OF AMERICA NATIONAL TRUST
                                              AND SAVINGS ASSOCIATION


                                        By:
                                              ----------------------------------
                                              Title:

                                        MELLON BANK, N.A.


                                        By:
                                              ----------------------------------
                                              Title:

                                        SUMITOMO BANK OF CALIFORNIA, N.A.


                                        By:
                                              ----------------------------------
                                              Title:


                                        U. S. NATIONAL BANK OF OREGON


                                        By:
                                              ----------------------------------
                                              Title:


                                        WELLS FARGO BANK, N.A.


                                        By:
                                              ----------------------------------
                                              Title:

                                   SCHEDULE I

                   COMMITMENTS AND APPLICABLE LENDING OFFICES


                                                                             Domestic         Eurodollar
     Name of             Term          Revolving A       Revolving B         Lending           Lending
     Lender           Commitment        Commitment        Commitment          Office            Office
     -------          ----------       -----------       -----------         --------         ----------

                                    EXHIBIT A

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                  Reference is made to the Credit Agreement, dated as of August 1, 1996 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), among CKE Restaurants, Inc., a Delaware corporation (the "BORROWER"), certain Lenders party thereto and NationsBank of Texas, N.A., as agent for said Lenders (the "AGENT").

                  The "Assignor" and the "Assignee" referred to on Schedule 1 hereto agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Credit Agreement. After giving effect to such sale and assignment, the Assignee's Commitments and the amount of the Advances owing to the Assignee will be as set forth on Schedule 1 hereto.

                  2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, the Loan Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note or Notes held by the Assignor and requests that the Agent exchange such Note or Notes for a new Note or Notes payable to the order of the Assignee in an amount equal to the Commitments assumed by the Assignee pursuant hereto or new Notes payable to the order of the Assignee in an amount equal to the Commitments assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitments retained by the Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.

                  3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender and, if applicable, as an Issuing Bank; and (vi) attaches any U.S. Internal Revenue Service forms required under
Section 2.10 of the Credit Agreement.

                  4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Assignment and Acceptance (the "EFFECTIVE DATE") shall be the date of acceptance hereof by the Agent, unless otherwise specified on
Schedule 1 hereto.

                  5. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender and, if applicable, an Issuing Bank thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

                  7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of California.

                  8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

                  IN WITNESS WHEREOF, the Assignor and the Assignee have caused
Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   SCHEDULE 1
                                       TO
                            ASSIGNMENT AND ACCEPTANCE

As to each Facility in respect of which an interest is being assigned:

                                            Term                       Revolving A               Revolving B
                                            Facility                   Facility                  Facility
                                            --------                   -----------               -----------
Percentage interest assigned:               __________%                __________%               __________%

Assignee's Commitment:                      $__________               $__________               $__________

Aggregate outstanding principal
amount of Advances assigned:                $__________               $__________               $__________

Principal amount of Note
payable to Assignee:                        $__________               $__________               $__________

Assignor's retained Commitment:             $__________               $__________               $__________

Aggregate outstanding principal amount
of Advances retained by Assignor:           $__________               $__________               $__________

Principal amount of Note
payable to Assignor:                        $__________                $__________               $__________

Effective Date
(if other than date of
acceptance by Agent):                       ________ __, 199_


                                  [NAME OF ASSIGNOR], as Assignor

                                  By___________________________________________
                                      Title:

                                  Dated: _________ __, 199_

                                  [NAME OF ASSIGNEE], as Assignee

                                  By___________________________________________
                                      Title:

                                  Dated: _________ __, 199_

                                  Domestic Lending Office:

                                  Eurodollar Lending Office:

Accepted and Approved this ____
day of ___________, 199_

NATIONSBANK OF TEXAS, N.A.,
as Agent


By________________________________
    Title:

*[Approved this ____ day
of _____________, 199_

CKE RESTAURANTS, INC.


By________________________________
    Title:]

*  Required unless an Event of Default has occurred and is continuing

                                    EXHIBIT B

                           FORM OF NOTICE OF BORROWING

                                     [Date]

NationsBank of Texas, N.A., as Agent
for the Lenders party
to the Credit Agreement
referred to below
901 Main Street
Dallas, Texas 75202
Attn: Marie Lancaster, Agency Services

                              CKE RESTAURANTS, INC.

Ladies and Gentlemen:

                  The undersigned, CKE Restaurants, Inc., refers to the Credit Agreement, dated as of August 1, 1996 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), among the undersigned, certain Lenders party thereto and NationsBank of Texas, N.A., as Agent for said Lenders, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "PROPOSED BORROWING"):

                           (i) The Business Day of the Proposed Borrowing is
_________ ___, 199_.

                           (ii) The Facility under which the Proposed Borrowing is requested is the [Term [for initial Borrowing only]/Revolving A/Revolving B] Facility.

                           (iii) The Interest Type of Advances comprising the
Proposed Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].

                           (iv) The aggregate amount of the Proposed Borrowing
is $___________.

                           [(v) The initial Interest Period for each Eurodollar
Rate Advance made as part of the Proposed Borrowing is month[s].]

                  The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed
Borrowing:

                           (A) the representations and warranties contained in each Loan Document are correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date of the Proposed Borrowing; and

                           (B) no event has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom, that constitutes a Default.


                                       CKE RESTAURANTS, INC.


                                       By:_____________________________________
                                             Title:

                                    EXHIBIT C

                           FORM OF NOTICE OF ISSUANCE

                                     [Date]


NationsBank of Texas, N.A., as Agent
for the Lenders party
to the Credit Agreement
referred to below
901 Main Street
Dallas, Texas 75202
Attn: Marie Lancaster, Agency Services


                              CKE RESTAURANTS, INC.

Ladies and Gentlemen:

                  The undersigned, CKE Restaurants, Inc., refers to the Credit Agreement, dated as of August 1, 1996 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), among the undersigned, certain Lenders party thereto and NationsBank of Texas, N.A., as Agent for said Lenders, and hereby gives you notice, pursuant to Section 3.02 of the Credit Agreement that the undersigned hereby requests the issuance of a Letter of Credit under the Credit Agreement, and in that connection sets forth below the information relating to such issuance (the "PROPOSED ISSUANCE"):

                           (i) The requested Letter of Credit is a [Standby]
[Trade] Letter of Credit.

                           (ii) The requested Business Day of the Proposed
Issuance is , 199__.

                           (iii) The requested Available Amount of such Letter
of Credit is $__________.

                           (iv) The requested expiration date of such Letter of
Credit is , 199__.

                           (v) The name and address of the beneficiary of such
requested Letter of Credit is as follows:

                                   _______________________________________

                                   _______________________________________

                                   _______________________________________


                           (vi) The requested form of such Letter of Credit and
a copy of the Letter of Credit Agreement are attached hereto.

                  The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed
Issuance:

                  (A) the representations and warranties contained in each Loan Document are correct on and as of the date of the Proposed Issuance, before and after giving effect to the Proposed Issuance requested hereby, as though made on and as of such date, other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date of the Proposed Issuance; and

                  (B) no event has occurred and is continuing, or would result from the Proposed Issuance requested hereby, that constitutes a Default.


                                       [NAME OF BORROWER]


                                       By:_____________________________________
                                                Title:

                                   EXHIBIT D-1

                                 PROMISSORY NOTE
                               (REVOLVING A NOTE)

$____________                                         Dated:  ______ __, 199__

                  FOR VALUE RECEIVED, the undersigned, CKE RESTAURANTS, INC. , a Delaware corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of ______________________________ (the "LENDER") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the aggregate principal amount of the Revolving A Advances (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement (as defined below) on the Revolving A Commitment Termination Date (as defined in such Credit Agreement).

                  The Borrower promises to pay interest on the unpaid principal amount of each Revolving A Advance from the date of such Revolving A Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  Both principal and interest are payable in lawful money of the United States of America in same day funds to the Lender in accordance with the provisions of Section 2.09(a) of the Credit Agreement. Each Revolving A Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that any failure to make such endorsement on such grid shall in no way alter, impair or limit the Borrower's obligations hereunder.

                  This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement dated as of August 1, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among the Borrower, the Lender and certain other lenders parties thereto, and NationsBank of Texas, N.A., as Agent for the Lender and such other lenders. The Credit Agreement, among other things, (i) provides for the making of certain revolving advances (the "REVOLVING A ADVANCES") by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Revolving A Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                  This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of California.

                                       CKE RESTAURANTS, INC.

                                       By:__________________________________
                                             Title:

                       ADVANCES AND PAYMENTS OF PRINCIPAL
==========================================================================================================================
                                                   Amount of Principal             Unpaid Principal           Notation
     Date             Amount of Advance              Paid or Prepaid                    Balance               Made By
- --------------------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================

                                   EXHIBIT D-2

                                 PROMISSORY NOTE
                               (REVOLVING B NOTE)

$____________                                        Dated:  ______ __, 199__

                  FOR VALUE RECEIVED, the undersigned, CKE RESTAURANTS, INC. , a Delaware corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of _____________________________ (the "LENDER") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the aggregate principal amount of the Revolving B Advances (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement (as defined below) on the Revolving B Commitment Termination Date (as defined in such Credit Agreement) in 3 consecutive equal annual installments until such principal amount has been paid in full. Such installments (other than the last installment owing hereunder, which shall be due and payable on the Termination Date (as defined in such Credit Agreement)) shall be due and payable on the last Business Day (as defined in such Credit Agreement) of each July, commencing July 31, 1999, and each such installment payable to the Lender shall be in an amount equal to one-third (1/3) of the aggregate principal amount of Converted Revolving B Advances (as defined in such Credit Agreement) outstanding immediately after the occurrence of the Revolving B Advance Conversion Date (as defined in the Credit Agreement) and owing to the Lender; provided, however, that the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of this Promissory Note and shall, in any event, be due and payable on the Termination Date.

                  The Borrower promises to pay interest on the unpaid principal amount of each Revolving B Advance from the date of such Revolving B Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  Both principal and interest are payable in lawful money of the United States of America in same day funds to the Lender in accordance with the provisions of Section 2.09(a) of the Credit Agreement. Each Revolving B Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that any failure to make such endorsement on such grid shall in no way alter, impair or limit the Borrower's obligations hereunder.

                  This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement dated as of August 1, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among the Borrower, the Lender and certain other lenders parties thereto, and NationsBank of Texas, N.A., as Agent for the Lender and such other lenders. The Credit Agreement, among other things, (i) provides for the making of certain revolving advances (the "REVOLVING B ADVANCES") by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Revolving B Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                  This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of California.

                                       CKE RESTAURANTS, INC.

                                       By:__________________________________
                                             Title:

                                      D-2-2

                       ADVANCES AND PAYMENTS OF PRINCIPAL
==========================================================================================================================
                                                   Amount of Principal             Unpaid Principal           Notation
     Date             Amount of Advance              Paid or Prepaid                    Balance               Made By
- --------------------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================

                                   EXHIBIT D-3

                                 PROMISSORY NOTE
                                   (TERM NOTE)


$____________                                     Dated:  _________ ___, 199__


                  FOR VALUE RECEIVED, the undersigned, CKE RESTAURANTS, INC. , a Delaware corporation (the "BORROWER"), HEREBY PROMISES TO PAY to the order of _____________________________________ (the "LENDER") for the account of its
Applicable Lending Office (as defined in the Credit Agreement referred to below) the principal sum of [_______________________] [($____________)] in 5
consecutive annual installments until such principal amount has been paid in full. Such installments (other than the last installment owing hereunder which shall be due and payable on the Termination Date (as defined in such Credit Agreement)) shall be due and payable on the last Business Day (as defined in such Credit Agreement) of each July, commencing July 31, 1997, the amount payable on each such installment being equal to the amount set forth below opposite the period in which such installment is stated to be due below, as such installment has been reduced by any prepayment received pursuant to Section 2.05 of the Credit Agreement (as defined below) and applied to such installment:

              PERIOD                                 ANNUAL INSTALLMENT
Closing Date through July 31, 1997                    $___________
August 1, 1997 through July 31, 2000                  $___________
August 1, 2000 through July 31, 2001                  $___________

provided, however, that the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of this Promissory Note and shall, in any event, be due and payable on the Termination Date.

                  The Borrower promises to pay interest on the unpaid principal amount of each Term Advance (as defined below) from the date of such Term Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                  Both principal and interest are payable in lawful money of the United States of America in same day funds to the Lender in accordance with the provisions of Section 2.09(a) of the Credit Agreement. Each Term Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note; provided, however, that any failure to make such endorsement on such grid shall in no way alter, impair or limit the Borrower's obligations hereunder.

                  This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement dated as of August 1, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among the Borrower, the Lender and certain other lenders parties thereto, and NationsBank of Texas, N.A., as Agent for the Lender and such other lenders. The Credit Agreement, among other things, (i) provides for the making of a single term advance (the "TERM ADVANCE") by the Lender to the Borrower in an amount not to exceed the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Term Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                  This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of California.

                                       CKE RESTAURANTS, INC.

                                       By:__________________________________
                                             Title:

                                      D-3-2

                                    EXHIBIT E

                                FORM OF GUARANTY

                  GUARANTY dated as of August 1, 1996 (as amended, supplemented or otherwise modified from time to time, this "GUARANTY") made by Carl Karcher Enterprises, Inc., a California corporation ("CARL'S"), Summit Family Restaurants Inc., a Delaware corporation ("SUMMIT"), HTB Restaurants Inc., a Delaware corporation ("HTB"), and Boston Pacific, Inc., a California corporation ("BOSTON PACIFIC" and, together with Carl's, Summit, HTB and any future subsidiary of the Borrower (as hereinafter defined) that agrees to be bound by the terms hereof, each a "GUARANTOR" and, collectively, the "GUARANTORS"), in favor of the financial institutions from time to time party to the Credit Agreement referred to below as Lenders and as Issuing Banks and NationsBank of Texas, N.A., as agent for such Lenders and Issuing Banks (in such capacity, together with any successor appointed pursuant to Article VIII of the Credit Agreement, the "AGENT"; the Agent, such Lenders and such Issuing Banks are each referred to individually herein as a "GUARANTEED PARTY" and are collectively referred to herein as the "GUARANTEED PARTIES").

                  PRELIMINARY STATEMENT. CKE Restaurants, Inc., a Delaware corporation (the "BORROWER") has entered into a Credit Agreement dated as of August 1, 1996 with the financial institutions from time to time party thereto as Lenders and as Issuing Banks and NationsBank of Texas, N.A., as Agent (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined). Each Guarantor may receive a portion of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement. It is a condition precedent to the making of Advances by the Lenders and the issuance of Letters of Credit by the Issuing Banks under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances and the Issuing Banks to issue Letters of Credit under the Credit Agreement from time to time, each Guarantor hereby agrees as follows:

                  SECTION 1. GUARANTY; LIMITATION OF LIABILITY. (a) Each Guarantor hereby unconditionally and irrevocably guarantees, on a joint and several basis, the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrower now or hereafter existing under the Loan Documents, whether for principal (including, without limitation, reimbursement of, and providing cash collateral for, amounts drawn or available to be drawn under Letters of Credit), interest, fees, expenses or otherwise (such Obligations being the "GUARANTEED OBLIGATIONS"), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Agent or any other Guaranteed Party in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Agent or any other Guaranteed Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding.

                  (b) Any provision of this Guaranty to the contrary notwithstanding, the liability of each Guarantor under this Guaranty shall be limited to such maximum aggregate amount as would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of any state or foreign law having similar effect.

                  SECTION 2. GUARANTY ABSOLUTE. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any other Guaranteed Party with respect thereto. The Obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party is joined in any such action or actions. The liability of each Guarantor under this Guaranty is joint and several and shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives, to the fullest extent permitted by applicable law, any defenses it may now or hereafter have in any way relating to, any or all of the following:

                  (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

                  (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents or any other assets of the Borrower or any of its Subsidiaries;

                  (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries;

                  (f) any failure of any Guaranteed Party to disclose to the Borrower or any Guarantor any information relating to the financial condition, operations, properties or prospects of any other Loan Party now or in the future known to any Guaranteed Party (each Guarantor hereby waiving any duty on the part of the Guaranteed Parties to disclose such information); or

                  (g) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent or any other Guaranteed Party that might otherwise constitute a defense available to, or a discharge of, the Borrower, any Guarantor or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Guaranteed Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

                  SECTION 3. WAIVERS AND ACKNOWLEDGMENTS. (a) Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Agent or any other Guaranteed Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any collateral.

                  (b) Each Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

                  (c) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this
Section 3 are knowingly made in contemplation of such benefits.

                  SECTION 4. SUBROGATION. Each Guarantor agrees that it will not exercise any rights that it may now or hereafter acquire against the Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent or any other Guaranteed Party against the Borrower or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Commitments shall have expired or terminated. If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the Termination Date, such amount shall be held in trust for the benefit of the Agent and the other Guaranteed Parties and shall forthwith be paid to the Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If
(i) any Guarantor shall make payment to the Agent or any other Guaranteed Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash and (iii) the Termination Date shall have occurred, the Agent and the other Guaranteed Parties will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

                  SECTION 5. PAYMENTS FREE AND CLEAR OF TAXES, ETC. (a) Any and all payments made by any Guarantor hereunder shall be made, in accordance with
Section 2.10 of the Credit Agreement, free and clear of and without deduction for any and all present or future Taxes. If any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Agent or any other Guaranteed Party, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Agent or such other Guaranteed Party (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  (b) In addition, each Guarantor agrees to pay any present or future Other Taxes.

                  (c) Each Guarantor will indemnify the Agent and each other Guaranteed Party for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Agent or such other Guaranteed Party (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date the Agent or such other Guaranteed Party (as the case may be) makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes by or on behalf of any Guarantor, such Guarantor will furnish to the Agent, at its address referred to in the Credit Agreement, the original receipt of payment thereof or a certified copy of such receipt. In the case of any payment hereunder by or on behalf of any Guarantor through an account or branch outside the United States or on behalf of any Guarantor by a payor that is not a United States person, if such Guarantor determines that no Taxes are payable in respect thereof, such Guarantor shall furnish, or shall cause such payor to furnish, to the Agent, at such address, an opinion of counsel acceptable to the Agent stating that such payment is exempt from Taxes. For purposes of this Section 5(d) and Section 5(e), the terms "UNITED STATES" and "UNITED STATES PERSON" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

                  (e) Upon the reasonable request in writing of any Guarantor, each Guaranteed Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of the Credit Agreement in the case of each Initial Lender or initial Issuing Bank, as the case may be, and on the date of the Assignment and Acceptance pursuant to which it became a Guaranteed Party in the case of each other Guaranteed Party, and from time to time thereafter upon the reasonable request in writing by any Guarantor (but only so long thereafter as such Guaranteed Party remains lawfully able to do so), provide the Agent and such Guarantor with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Guaranteed Party is exempt from or is entitled to a reduced rate of United States withholding tax on payments under the Credit Agreement or the Notes. If the form provided by a Guaranteed Party at the time such Guaranteed Party first becomes a party to the Credit Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Guaranteed Party provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Guaranteed Party assignee becomes a party to the Credit Agreement, the Guaranteed Party assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Guaranteed Party assignee on such date. If any form or document referred to in this Section 5(e) and requested by any Guarantor pursuant to this Section 5(e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001 or 4224, that the Guaranteed Party reasonably considers to be confidential, the Guaranteed Party shall give notice thereof to the applicable Guarantor and shall not be obligated to include in such form or document such confidential information.

                  (f) For any period with respect to which a Guaranteed Party has failed to provide any Guarantor following such Guarantor's request therefor pursuant to Section 5(e) above with the appropriate form described in Section 5(e) (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under Section 5(e)), such Guaranteed Party shall not be entitled to indemnification under Section 5(a) or Section 5(c) with respect to Taxes imposed by the United States; provided, however, that should a Guaranteed Party become subject to Taxes because of its failure to deliver a form required hereunder, each Guarantor shall take such steps as such Guaranteed Party shall reasonably request to assist such Guaranteed Party to recover such Taxes.

                  (g) Any Guaranteed Party claiming any additional amounts payable pursuant to this Section 5 agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Eurodollar Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the reasonable judgment of such Guaranteed Party, be otherwise disadvantageous to such Guaranteed Party.

                  (h) Without prejudice to the survival of any other agreement of any Guarantor hereunder or under any other Loan Document, the agreements and obligations of each Guarantor contained in this Section 5 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty.

                  SECTION 6. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby represents and warrants as follows:

                  (a) Such Guarantor (i) is a corporation duly organized, validly existing and good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

                  (b) The execution, delivery and performance by such Guarantor of this Guaranty and each other Loan Document and each Related Document to which it is or is to be a party, and the consummation of the transactions contemplated hereby and thereby, are within such Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Guarantor's charter or by-laws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934 and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting such Guarantor, any of its Subsidiaries or any of their properties or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of such Guarantor or any of its Subsidiaries.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by such Guarantor of this Guaranty or any other Loan Document or any Related Document to which it is or is to be a party, or for the consummation of the transactions contemplated hereby and thereby, (ii) the exercise by the Agent or any Lender of its rights under the Loan Documents.

                  (d) This Guaranty has been, and each other Loan Document and each Related Document to which such Guarantor is or is to be a party upon delivery will have been, duly executed and delivered by such Guarantor and constitutes the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its respective terms.

                  (e) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

                  (f) Such Guarantor has, independently and without reliance upon the Agent or any other Guaranteed Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and such Guarantor has established adequate means of obtaining from any other Loan Parties on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of such other Loan Parties.

                  SECTION 7. COVENANTS. So long as any part of the Guaranteed Obligations shall remain unpaid or any Lender shall have any Commitment, each Guarantor agrees that if, under the terms of the Credit Agreement, the Borrower is required to cause such Guarantor or any of such Guarantor's Subsidiaries to take, or to refrain from taking, any action, or to comply with any requirements, obligations, limitations or restrictions contained therein, in each case whether individually or together with any other Loan Parties, such Guarantor shall, and shall cause each of its Subsidiaries to, take or refrain from taking (as the case may be) any such action and comply with all such requirements, obligations, limitations and restrictions.

                  SECTION 8. AMENDMENTS, ETC. (a) No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent (with the consent or at the direction of the Required Lenders except as otherwise provided in this
Section 8) and, in the case of any such amendment, by each Guarantor (except as set forth in Section 8(b)), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders (or by the Agent with the consent or at the direction of all of the Lenders), (i) further reduce or limit the liability of any Guarantor hereunder (except that the Agent may, at the request of the Borrower and without the consent of any Lender, release any Guarantor from its obligations hereunder concurrently with the consummation of any sale of such Guarantor which is permitted by the terms of the Credit Agreement), (ii) postpone any date fixed for payment hereunder or (iii) change the number or percentage of Lenders required to take any action hereunder.

                  (b) Upon the execution and delivery to the Agent by any Person of an Amendment to Guaranty in substantially the form of Exhibit G to the Credit Agreement (each, an "AMENDMENT TO GUARANTY"), which Amendment to Guaranty need not be executed by any other Guarantor, and the acceptance thereof by the Agent, such Person shall be and become a Guarantor hereunder, and each reference in this Guaranty to a "Guarantor" shall include such Person and each reference in any other Loan Document to a "Guarantor" or a "Loan Party" shall include such Person.

                  SECTION 9. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to it, if to any Guarantor, addressed to it at its address set forth on the applicable signature page hereto or set forth in the Amendment to Guaranty pursuant to which such Guarantor became a Guarantor, if to the Agent or any Guaranteed Party, at its address specified in the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively.

                  SECTION 10. NO WAIVER; REMEDIES. No failure on the part of the Agent or any other Guaranteed Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 11. RIGHT OF SET-OFF. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 7.01 of the Credit Agreement to authorize the Agent to declare the Advances and the Notes due and payable pursuant to the provisions of said Section 7.01, each Guaranteed Party and each of its respective Affiliates is hereby authorized, by each Guarantor, at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Guaranteed Party or such Affiliate to or for the credit or the account of such Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under this Guaranty, whether or not such Guaranteed Party shall have made any demand under this Guaranty and although such Obligations may be unmatured. Each Guaranteed Party agrees promptly to notify the applicable Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Guaranteed Party and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Guaranteed Party and its respective Affiliates may have.

                  SECTION 12. INDEMNIFICATION. Without limitation on any other Obligations of any Guarantor or remedies of the Guaranteed Parties under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Guaranteed Party from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the fees and disbursements of such Guaranteed Party's legal counsel) suffered or incurred by such Guaranteed Party as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms.

                  SECTION 13. CONTINUING GUARANTY; ASSIGNMENTS UNDER THE CREDIT AGREEMENT. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the Termination Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Agent and the other Guaranteed Parties and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Guaranteed Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Note or Notes held by it) in accordance with the terms of the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Guaranteed Party herein or otherwise, in each case as and to the extent provided in Section 9.07 of the Credit Agreement.

                  SECTION 14. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL, ETC. (a) This Guaranty shall be governed by, and construed in accordance with, the laws of the State of California.

                  (b) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any California State court or federal court of the United States of America sitting in Los Angeles, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and each Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such California State court or, to the extent permitted by law, in such federal court. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party in the courts of any jurisdiction.

                  (c) Each Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party in any California State or federal court. Each Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) Each Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the transactions contemplated thereby or the actions of the Agent or any other Guaranteed Party in the negotiation, administration, performance or enforcement thereof.

                  IN WITNESS WHEREOF, Each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                  CARL KARCHER ENTERPRISES, INC.


                                  By:__________________________________________
                                         Title:

                                  Address for Notice:
                                  ________________________
                                  ________________________

                                  Telecopier: _______________
                                  Telephone:  _______________
                                  Attention:  ________________

                                  SUMMIT FAMILY RESTAURANTS INC.


                                  By:__________________________________________
                                         Title:

                                  Address for Notice:
                                  ________________________
                                  ________________________

                                  Telecopier: _______________
                                  Telephone:  _______________
                                  Attention:  ________________

                                  HTB RESTAURANTS INC.


                                  By:__________________________________________
                                         Title:

                                  Address for Notice:
                                  ________________________
                                  ________________________

                                  Telecopier: _______________
                                  Telephone:  _______________
                                  Attention:  ________________

                                  BOSTON PACIFIC, INC.


                                  By:__________________________________________
                                         Title:

                                  Address for Notice:
                                  ________________________
                                  ________________________

                                  Telecopier: _______________
                                  Telephone:  _______________
                                  Attention:  ________________

                                    EXHIBIT G

                          FORM OF AMENDMENT TO GUARANTY

                  This Amendment to Guaranty (this "AMENDMENT"), dated as of [_____ ___], 199___, relates to the Guaranty dated as of August 1, 1996, as amended, modified and supplemented to date (as so amended, supplemented or modified, the "GUARANTY"), among the Subsidiaries of CKE Restaurants, Inc., a Delaware corporation (the "BORROWER"), party thereto as Guarantors (collectively the "GUARANTORS") in favor of NationsBank of Texas, N.A., as Agent (in such capacity, together with any successor appointed pursuant to Article VIII of the Credit Agreement referred to below, the "AGENT") and the other Guaranteed Parties (as defined in the Guaranty).

                  In compliance with Section 6.01(l) of the Credit Agreement dated as of August 1, 1996 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among the Borrower, the Agent and the financial institutions party thereto, [NAME OF SUBSIDIARY], a ________ corporation (the "ADDITIONAL GUARANTOR"), hereby agrees as follows (capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement):


                  1. AMENDMENT. The Guaranty is hereby amended to add as a Guarantor thereunder the Additional Guarantor.

                  2. REPRESENTATIONS AND WARRANTIES. The Additional Guarantor represents and warrants to the Agent and the Lenders that each of the representations and warranties of a Guarantor contained in the Guaranty is hereby made by the Additional Guarantor and is true and correct as to the Additional Guarantor.

                  3. ADDITIONAL GUARANTOR AS GUARANTOR. The Additional Guarantor
(a) assumes all of the obligations and liabilities of a Guarantor under the Guaranty, (b) makes all of the waivers and acknowledgments of a Guarantor under the Guaranty, (c) agrees to be bound by the Guaranty as if the Additional Guarantor were an original party to the Guaranty, and (d) shall be a Guarantor for all purposes under the Loan Documents.

                  4. EFFECTIVENESS. This Amendment shall become effective as of the date hereof upon the execution hereof by the Additional Guarantor and delivery hereof to, and acceptance hereof by, the Agent.

                  5. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

                                  [ADDITIONAL GUARANTOR]


                                  By:__________________________________________
                                       Title:

                                  Notice Address:
                                  _________________________
                                  _________________________

                                  Telecopier:______________
                                  Telephone: ______________
                                  Attention:_______________


ACCEPTED:

NATIONSBANK OF TEXAS, N.A.,
as Agent


By:  ___________________________
       Title:

                                       G-2